As filed with the Securities and Exchange Commission on April 29, 2022
Registration Nos. 333-203854; 811-23054
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 9 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 21 (X)
VARIABLE ANNUITY-8 SERIES ACCOUNT
(Exact Name of Registrant)
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
(Name of Depositor)
370 Lexington Avenue, Suite 703
New York, New York 10017
(Address of Depositor’s Principal Executive Offices)
(800) 537-2033
(Depositor’s Telephone Number)
Andra S. Bolotin
President and Chief Executive Officer
Great-West Life & Annuity Insurance Company of New York
370 Lexington Avenue, Suite 703
New York, New York 10017
(Name and Address of Agent for Service)
Copy to:
Stephen Roth, Esq.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW., Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering: Continuous
It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 2, 2022, pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on (date), pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
Issued by
Variable Annuity-8 Series Account
of
Great-West Life & Annuity Insurance Company of New York
Overview
This Prospectus describes the Great-West SecureFoundation® II Variable Annuity, a group flexible premium variable deferred annuity contract (“Contract”), issued by Great-West Life & Annuity Insurance Company of New York (“we,” “us,” the “Company” or “Great-West”), that is designed for purchase by sponsors of retirement plans established under Sections 401(a) or 403(b) (each a “Retirement Plan”) of the Internal Revenue Code (the “Code”).
GWFS Equities, Inc. (“GWFS”), a registered broker/ dealer that is affiliated with us, is the principal underwriter and distributor of the Contracts. The Covered Fund is managed by Great-West Capital Management, LLC (“GWCM”), a registered investment adviser that is affiliated with us. Offering the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest as we may benefit indirectly from the charges imposed by the Covered Fund.
Important Note: Currently, there is only one available Covered Fund – The SecureFoundation Balanced Fund. Accordingly, any references to Covered Funds and Variable Accounts are applicable to The SecureFoundation Balanced Fund only. Transfers can be made only to other investment options under your Plan. A Request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
Participation in the Contract
You may be eligible to participate in the Contract if you participate in a Retirement Plan (a “GLWB Participant”). The owner of a Contract will be the sponsor of the Retirement Plan (the “Plan Sponsor” or “Contractowner”). If you are eligible to participate in the Contract, Great-West will establish a GLWB Participant account (“GLWB Participant Account”) in your name that will reflect the dollar value of the Contributions made on your behalf.
Interests of the Retirement Plan and GLWB Participants in the Contract may not be transferred, sold, assigned, pledged, charged, encumbered, or alienated in any way, except: (1) if the Retirement Plan is consolidated or merged with another plan or if the assets and liabilities of the Retirement Plan are transferred to another plan, the Contract may be assigned to the new Plan Sponsor; and (2) in connection with a Qualified Domestic Relations Order (“QDRO”) as described in this Prospectus.
The Contract offers an investment division (“Variable Account”) that invests in shares of the Great-West SecureFoundation® Balanced Fund (the “Covered Fund”) and whose value is based on the investment performance of the Covered Fund. GLWB Participants bear investment risk for amounts allocated to the Variable Account. For additional information about the Covered Fund in which the Variable Account invests see Appendix A: Covered Fund Available Under the Contract.
Provided all conditions are met, the Contract offers the potential for guaranteed lifetime withdrawals. Tax deferral under annuity contracts purchased in connection with tax-qualified plans arises under specific provisions of the Code. Therefore, you should not purchase the Contract for the purpose of obtaining additional tax deferral. You should only purchase the Contract for Contract features such as the potential for guaranteed lifetime withdrawals.
As described in further detail throughout this Prospectus, the GLWB payments are made from your own Covered Fund value (i.e., withdrawals are made from your own money) until these GLWB payments reduce your Covered Fund value to $0, at which point we start using our own money to continue making the GLWB payments to you. As a result, it is possible that we may never make GLWB payments to you from our own money.
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Payment Options
The Contract contains, as a standard feature of the Contract, a GLWB that will pay guaranteed income for the life of a designated person based on your investment in the Covered Fund, provided all the conditions of the GLWB are satisfied, regardless of how long the designated person lives or the actual performance or value of your investment in the Covered Fund. You will pay a fee for the GLWB and should participate in the Contract only if you want the benefits provided by the GLWB. The Contract also offers annuity payment options, a full or partial lump sum distribution, or other payment methods that are not part of the GLWB. If you annuitize or otherwise distribute all of the assets in the Covered Fund via a method that is not part of the GLWB, the GLWB will terminate. It is generally not beneficial to you to annuitize this Contract. It was designed specifically to provide the GLWB, and you will have paid a non-refundable fee for such benefit. In addition, the annuity payment amount might be less than the GLWB payout would provide.
The Contract may be available to third-party intermediaries who may charge you a fee for their services in addition to Contract fees and expenses. If you wish to pay these fees from your Covered Account Value, then the deduction will reduce the death benefit and may be subject to state and federal income taxes and a 10% federal penalty tax may apply if you are under age 59 1∕2.
This Prospectus presents important information you should read before participating in the Contract. Please read it carefully and retain it for future reference.
The Contract may not be available in all states, at all times. All material state variations including availability of the Contract are included in Appendix B to this Prospectus.
If you are a new investor in the Contract, you may be able to cancel your Contract within 10 days of receiving it without paying fees or penalties (see “Free Look Period” later in this Prospectus). In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Contract Value. You should review this Prospectus or consult with your investment professional, for additional information about the specific cancelation terms that apply.
The Contract:
•is not a bank or credit union deposit or obligation.
•is not FDIC or NCUA insured.
•is not insured by any federal government agency.
•is not guaranteed by any bank or credit union.
•may go down in value.
•provides guarantees that are subject to our financial strength and claims-paying ability.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities Exchange Commission’s staff and is available at www.investor.gov.
The SEC has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Any representation that it has is a criminal offense.
This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The date of this Prospectus is May 2, 2022.

Definitions
Accumulation Phase: The period between the time you enroll in the Contract and the Initial Installment Date.
Accumulation Unit: The accounting measure described in the Contract and used by Great-West to determine your GLWB Participant Account Value allocated to each Variable Account.
Administrative Offices: The Administrative Offices of Great-West may be reached at the Retirement Service Center, P.O. Box 173764, Denver, Colorado 80217-3764.
Alternate Payee: Any Spouse, former Spouse, child or other dependent of a GLWB Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of the benefit payable under a Plan with respect to such GLWB Participant.
Annuitant: the person upon whose life the payment of an annuity is based.
Attained Age: The Covered Person’s age as of a Ratchet Date.
Benefit Base: The amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any Contribution made after the Benefit Base begins accruing, and is reduced proportionately for an Excess Withdrawal. The Benefit Base can also increase with positive market performance on the Ratchet Date. The Covered Fund will have its own Benefit Base. If the Contract offers more than one Covered Fund, a Covered Fund Benefit Base generally cannot be transferred to another Covered Fund.
Business Day: Any day, and during the hours, on which the New York Stock Exchange is open for trading. In the event that a date falls on a non-Business Day, the date of the succeeding Business Day will be used.
Code: The Internal Revenue Code of 1986, as amended from time to time, or any future United States Internal Revenue law that replaces the Internal Revenue Code of 1986. References herein to specific section numbers shall be deemed to include Treasury regulations and Internal Revenue Service guidance thereunder, and to corresponding provisions of any future Internal Revenue law that replaces the Internal Revenue Code of 1986.
Contract: An agreement between Great-West and the Contractowner providing a group flexible premium variable deferred annuity issued in connection with certain Retirement Plans.
Contractowner: The Contractowner will be an entity which maintains a Retirement Plan.
Contribution(s): Eligible rollovers, Transfers, payroll deductions, and other amounts received by Great-West under the Contract on your behalf and allocated to a GLWB Participant Account.
Covered Fund: A mutual fund, unit investment trust, or other investment portfolio in which a Variable Account invests all of its assets.
Covered Fund Value: The value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value reflects a return based upon the investment experience of the Covered Fund and will increase or decrease accordingly.
Covered Person(s): The person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal will be based. If there are two Covered Persons, the Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. A joint Covered Person must be the GLWB Participant’s Spouse and the sole primary beneficiary under the Plan.
Distribution(s): Amounts paid out of the Contract pursuant to the terms of the Plan and the Code.
Election Date: The date on which the GLWB Participant, Alternate Payee, or beneficiary selects the GLWB by making an initial Contribution to a Covered Fund. You must be age 85 or younger on the Election Date.
ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Excess Withdrawal: An amount either distributed or Transferred from the Covered Fund during the Accumulation Phase or any amount combined with all other amounts that exceeds the annual GAW during the Withdrawal Phase. An Excess Withdrawal may include amounts Transferred from one Covered Fund to another Covered Fund (if more than one Covered Fund is available) or to another Plan investment.
GAW: See Guaranteed Annual Withdrawal, below.
General Account: Great-West’s assets other than those held in any segregated investment account or the Separate Account.
GLWB Participant: The person who is eligible to and elects to participate in the Contract; sometimes referred to as “you,” “your” or “yours” in this Prospectus.
GLWB Participant Account: A separate record in the name of each GLWB Participant which reflects his or her share in the Variable Account.
GLWB Participant Account Value: The total value of your interest under the Contract. It is your Covered Fund Value credited to the GLWB Participant Account.
GLWB Trigger Date: The date that your Guaranteed Lifetime Withdrawal Benefits begin to accrue with respect to the Great-West SecureFoundation® Balanced Fund. It is the Election Date.
Good Order: Notice from any person authorized to initiate a transaction under the Contract that is received by Great-West at the Administrative Offices, submitted in accordance with the provisions of the Contract and in a format(s) satisfactory to Great-West, and contains all information, documentation, and instructions necessary for Great-West to process such transaction. All Requests to initiate transactions under the Contract, or to change the frequency and amount of Installments-including in the event of Ratchet or Reset-must be in Good Order. Each such Request is subject to any action taken by Great-West before we have received the Request.
Guarantee Benefit Fee: The asset-based charge periodically assessed on the basis of the Covered Fund Value (up to $5 million) that compensates Great-West for the guarantees provided by the GLWB.
Guaranteed Annual Withdrawal (GAW): The maximum annualized withdrawal amount that is guaranteed for the lifetime of the Covered Person(s), subject to the terms of the Contract. During the Withdrawal Phase, a GLWB Participant may receive Installments totaling less than the GAW.
Guaranteed Annual Withdrawal Percentage (GAW%): The percentage of the Benefit Base that determines the GAW. This percentage is initially based on the age of the Covered Person(s) at the time of the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
Guaranteed Lifetime Withdrawal Benefit (GLWB): A payment option offered under the Contract that is designed to pay Installments during the life of the Covered Person(s). The GLWB Participant will receive periodic payments (in monthly, quarterly, semiannual, or annual Installments) over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal.
Initial Installment Date: The date of the first Installment under the GLWB, which must be a Business Day.
Installments: Periodic payments of the GAW over a twelve month period from Ratchet Date to Ratchet Date that can total up to the GAW without causing an Excess Withdrawal. The sum of Installments over a twelve month period from Ratchet Date to Ratchet Date may be less than the GAW. Great-West will not increase Installments unless directed to do so by the GLWB Participant, except as otherwise provided in the Contract. If the entire GAW is not taken as Installments, the amount not taken does not increase future GAWs. Upon written notice to Great-West provided at any time before the Settlement Phase, the GLWB Participant may alter the frequency of Installments, the amount of Installments, or discontinue Installments altogether.
Payee: A person entitled to receive all or a portion of the GLWB Participant Account Value.
Plan: The underlying plan document of the Contractowner written in accordance with the applicable sections of the Code.
Premium Tax: The amount of tax, if any, charged by a state or other governmental authority in connection with the Contract.

Qualified Domestic Relations Order (QDRO): A domestic relations order that: (i) creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a GLWB Participant; (ii) complies with applicable requirements of the Code and/or ERISA; and (iii) is approved by the Plan Sponsor or its designee.
Ratchet: An increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date during either the Accumulation or Withdrawal Phases. If a ratchet occurs during the Withdrawal Phase, Great-West will not increase Installments to reflect a Ratchet unless directed to do so by the GLWB Participant.
Ratchet Date: During the Accumulation Phase, the Ratchet Date is the anniversary of the GLWB Participant’s Election Date and each anniversary thereafter. During the Withdrawal Phase, the Ratchet Date is the Initial Installment Date and each anniversary of the Initial Installment Date thereafter. If any anniversary in the Accumulation Phase or Withdrawal Phase is not a Business Day, then the Ratchet Date will be the last Business Day before the anniversary.
Request: An inquiry or instruction in a form satisfactory to Great-West. A valid Request must be: (1) received by Great-West at its Administrative Offices; (2) approved by the Contractowner, or the Contractowner’s designee; and (3) submitted in accordance with the provisions of the Contract, or as required by Great-West.
Reset: During the Withdrawal Phase, Great-West will reset the Benefit Base to equal the Covered Fund Value and reset the GAW% to the GAW rate applicable to the Covered Person(s)’s Attained Age if such amount is greater than the current Benefit Base multiplied by the current applicable GAW%. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant.
Retirement Plan: A plan established under Section 401(a) or 403(b) of the Code.
Separate Account: A segregated investment account established by Great-West into which Contributions may be invested or the GLWB Participant Account Value may be Transferred. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 and consists of the Variable Account.
Settlement Phase: The period when the Covered Fund Value has reduced to zero by means other than an Excess Withdrawal, provided the Benefit Base is greater than zero. Installments continue during the Settlement Phase under the terms of the Contract. During the Settlement Phase, Great-West will automatically increase Installments to the full GAW.
Spouse: A person recognized as a spouse under Federal law. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Transfer: The reinvestment or exchange of all or a portion of the Covered Fund Value from one Variable Account to another investment option offered by the Plan.
Valuation Date: The date on which the net asset value of each Variable Account is determined. This calculation is made as of the close of trading of the New York Stock Exchange (generally 4:00 p.m., ET), it is also the date on which Great-West will process any Contribution or Request received. Contributions and Requests received after the close of trading on the New York Stock Exchange will be deemed to have been received on the next Valuation Date. Your GLWB Participant Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Valuation Period: The period between successive Valuation Dates.
Variable Account: Division of the Separate Account for the Covered Fund. The Variable Account has a corresponding Accumulation Unit value. The Variable Account may also be referred to as an “investment division” or “sub-account” in the Prospectus, SAI, or Separate Account financial statements.
Withdrawal Phase: The period of time between the Initial Installment Date and the first day of the Settlement Phase.

Important Information You Should Consider About the Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	The Contract does not impose any charge for early withdrawal.
Transaction Charges	The Contract does not impose any transaction charges.			Excess Withdrawals During the Accumulation Phase; Excess Withdrawals During the Withdrawal Phase
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year. Please refer to your Contract specifications page for information about the specific fees you will pay each year. The fees and expenses don’t reflect advisory fees that are paid to investment advisers from GLWB Participant Account Value. If such charges were reflected, such fees and expenses would be higher.
Fee Tables; Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0.70%	2.60%
	Investment options (Fund fees and expenses)[2]	0.27%	0.27%
1 As a percentage of average GLWB Participant Account Value. [2] As a percentage of Covered Fund assets.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	Lowest Annual Cost: $867	Highest Annual Cost: $2,361
	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees	Assumes: Investment of $100,000 •5% annual appreciation •Fund fees and expenses •No additional Purchase Payments, transfers, or withdrawals •No sales charges or advisory fees
Other Plan or GLWB Participant Charges	Any custodian and investment advisory fees. These fees would be Plan and/or GLWB Participant specific.			Guaranteed Lifetime Withdrawal Benefit; The Settlement Phase; Managed Account Service and Other Financial Adviser Fees; Plan Fees and Charges
RISKS				LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.			Principal Risks
Not a Short Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is designed as a long-term accumulation investment for retirement savings and to provide lifetime withdrawal
Principal Risks
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benefits.
Excess Withdrawals
•Withdrawals that exceed the limits specified by the Guaranteed Lifetime
Withdrawal Benefit may reduce the guaranteed payments you receive under the
GLWB and may result in the termination of the GLWB, GAWs and the Contract.
Excess Withdrawals During the Accumulation Phase; Effect of Excess Withdrawals During the Withdrawal Phase
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance of the Covered Fund(s) available under the Contract.
•The Covered Fund has its own unique risks.
•You should review the prospectus for the Covered Fund before making an investment decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract are subject to the claims-
paying ability of the Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about GWLA, including its financial strength ratings, is available upon request. You may make such request by calling 866-696-8232 or visiting www.greatwestinvestments.com.
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments
The Contract does not impose any fee on Transfers from the Covered Fund to another
Plan investment, but any Transfer out of the Covered Fund is treated as an Excess
Withdrawal from the Covered Fund. A withdrawal from the Covered Fund that is an
Excess Withdrawal may reduce the guaranteed payment that you receive under the
GLWB, or could terminate the GLWB, GAWs and the Contract.

However, any transfer out of the Covered Fund is treated as a withdrawal from the
Covered Fund. A withdrawal from the Covered Fund that is an Excess Withdrawal may reduce the guaranteed payment that you receive under the GLWB.

Because there is only one available Covered Fund, Transfers can be made only to other investment options under your Plan. A request for withdrawal or Transfer of your total
Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.

GWLA reserves the right to add or remove a Covered Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of
GLWB Participant Account Value.

At least one Covered Fund will always be available for investment under the Contract.
The Covered Fund – Selection of Underlying Fund
Optional Benefits
Loans are permitted under the Contract, but are treated as Excess Withdrawals, that proportionally reduce your Benefit Base and could result in termination of GLWB,
GAWs and the Contract. No interest is charged on loans.

If the GLWB Participant elects to pay third-party advisory fees out of the Contract, they may be subject to federal and state taxes, and a 10% federal tax penalty may apply if the GLWB Participant is under age 59 1∕2.
Loans; Excess Withdrawals During the Accumulation Phase; The Effect of Excess Withdrawals During the Withdrawal Phase
TAXES		LOCATION IN PROSPECTUS
Tax Implications	•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.	Taxation of the Contract and
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•Because you purchase the Contract through a qualified retirement plan, it does not provide any additional tax benefit.
•Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1∕2.
GLWB
CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation in the form of commissions for selling this Contract to you. If your registered representative is a GWFS insurance agent, they are also eligible for certain cash and non-cash benefits from Great West or its affiliates to promote the sale of the Contracts or other products distributed by
GWFS, including the Covered Fund under the Contract. Such compensation may influence your registered representative to recommend this Contract over another investment.
Distribution of the Contracts
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of one you already own. You should exchange an annuity contract only if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new annuity contract rather than continue to own the existing annuity contract. Exchanges from this Contract generally are not applicable and are not discussed in this Prospectus.
N/A
Overview of the Contract
What is this Contract, and what is it designed to do? The Great-West SecureFoundation®II Variable Annuity Contract is designed for purchase by sponsors of retirement plans established under Sections 401(a), 403(b), 457(b) of the Code and 1081.01of the Internal Revenue Code of Puerto Rico as an investment option for their participants. The Contract provides a GLWB benefit that for a fee guarantees certain lifetime withdrawals in connection with investments in the Great-West SecureFoundation® Balanced Fund offered as the investment option under the Contract (the “Covered Fund”), provided that the conditions of the GLWB are satisfied (i.e., you are a participant in a retirement Plan; the Guarantee Benefit Fee is paid when due; and you select the Covered Fund). The GLWB is designed to protect GLWB Participants from (1) longevity risk, which is the risk that they outlive assets invested in the Covered Fund and (2) income volatility risk, which is the risk that retirement income may decline due to changes in market performance. Taking Excess Withdrawals either during the Accumulation Phase or during the Withdrawal Phase will reduce your Benefit Base proportionally and can result in a reduction to your benefit under the GLWB or even termination of the GLWB, GAWs and of the Contract.
The GLWB is a standard feature of the Contract. Participants who do not want the GLWB should not select the Contract as an investment option.
How do I accumulate assets in the Contract and receive income from the Contract? The GLWB has three (3) phases: 1) the Accumulation Phase; (2) the Withdrawal Phase and (3) the Settlement Phase:
Accumulation Phase
During the Accumulation Phase, you accrue the Benefit Base on which your GLWB is calculated. The Accumulation Phase begins when you make an initial Contribution to the Covered Fund. You may make additional Contributions, subject to the requirements of federal tax law and the terms of the Retirement Plan. All Contributions increase the Benefit Base dollar-for-dollar on the date that the Contribution is made. GWLA reserves the right to refuse additional Contributions at any time at its discretion.
Your Benefit Base will also be re-calculated annually on each Ratchet Date and increased to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base.
You may take withdrawals from the Contract during the Accumulation Phase. A withdrawal will reduce your Covered Fund Value. In addition, during the Accumulation Phase all withdrawals and Transfers out of the Covered Fund are treated as an Excess Withdrawal, which results in a proportional reduction of your Benefit Base. Consequently, as explained later in this Prospectus, such withdrawal may decrease the Benefit Base by more than the amount of your withdrawal and could result in termination of the GLWB, GAWs and the Contract.
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Information about the Covered Fund(s) available for investment under the Contract is provided at the back of this Prospectus. See Appendix A: Covered Fund Available Under the Contract.
Withdrawal Phase
You may enter the Withdrawal Phase and begin taking Guaranteed Annual Withdrawals (“GAWs”) after you (or the younger joint Covered Person if there are joint Covered Persons) reach age 55. GAWs are annual withdrawals that do not exceed a specified amount, which do not reduce your Benefit Base. GAWs will reduce your Covered Fund Value. In addition, any amount distributed or transferred from the Covered Fund that combined with other amounts exceeds the GAW is treated as an Excess Withdrawal, which will result in a proportional reduction of your Benefit Base and which may be larger than the amount you withdraw. During the Withdrawal Period, your Benefit Base will continue to be re-calculated annually on the Ratchet Date.
Taking GAWs before age 59 1∕2 may result in certain tax penalties and may not be permitted if you are actively employed by the Contractowner. You may not make any additional new Contributions after the Withdrawal Phase has begun. But transfers from other investment options offered in the Plan and indirect rollovers from external plans that are first directed to other Plan investment options are allowed throughout the Withdrawal Phase.
Settlement Phase
The Settlement Phase begins if the Covered Fund Value falls to zero as a result of Covered Fund performance, GAWS, the Guarantee Benefit Fee, or certain extra-contractual fees not directly related to the GLWB, such as third-party custodial or advisory fees related to managed account services or fees associated with a GLWB Participant’s IRA/retirement Plan. During the Settlement Phase, we continue to make Installments of the GAW for the life of the GLWB Participant (a surviving Covered Person, if any). Whether or when the Settlement Phase begins depends on how long the GLWB Participant (and surviving Covered Person) lives and the performance of the Covered Fund. The Settlement Phase is the first time that the Company uses its own assets to pay GAWs to the GLWB Participant.
While GAWs continue for the GLWB Participant under the terms of the GLWB, the GLWB does not have other rights or benefits under the Contract. The GLWB Participant may not make additional Contributions, and Distributions and Transfers are not permitted.
Option to Annuitize
If the Code and the Plan permit, a GLWB Participant may elect to annuitize Covered Fund Value into a fixed annuity. The election must be made before the Settlement Period begins. The GLWB will terminate, and the Guarantee Benefit Fee will not be refunded. Once annuity payments begin, a GLWB Participant may no longer take withdrawals from the GLWB Participant Account Value. It is generally not in your best interest to annuitize this Contract, as you will be forfeiting the lifetime withdrawal benefit and the fees you paid for the benefit. There is no limitation as to the maximum age you may elect to annuitize.
Additional Contract Features of the Contract
Death Benefit
•If a GLWB Participant dies during the Accumulation Phase, the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Plan or Code.
•If a GLWB Participant without a joint Covered Person dies during the Withdrawal Phase after the initial payment of a GAW, the GLWB will terminate and no further GAWs will be paid; the remaining GLWB Participant Account Value will be distributed in accordance with the Code or the terms of the Plan.
•If a GLWB Participant dies after the initial payment of a GAW while a joint Covered Person is still living, the joint Covered Person will continue to receive GAWs for the remainder of his or her life. After the death of the joint Covered Person, the GLWB will terminate, no further GAWs will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Plan and the Contract.
•No death benefit is paid once the Settlement Phase begins.
Loans
During the Accumulation Phase and Withdrawal Phase, a GLWB Participant may elect to take a loan on his or her GLWB Participant Account Value if permitted by the Code and the terms of the Plan. Any amount withdrawn from the Covered Fund to fund the loan will be treated as an Excess Withdrawal, which will result in a proportional reduction of the Benefit Base. See the more detailed section “Loans”, later in this Prospectus.
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Fee Tables
The following tables describe the fees and expenses that you, as a GLWB Participant, will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Fee Tables, such as custodial or advisory fees that are plan and/or GLWB Participant specific, and if such costs were reflected, the cost would be higher. Depending on the type of charge, these may reduce only your GLWB Participant Account Value, both your GLWB Participant Account Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” and “Plan Fees and Charges” under “Charges and Deductions” later in this Prospectus.
The first table describes the fees and expenses that you will pay at the time you elect to participate in the Contract, surrender or make withdrawals from your GLWB Participant Account Value or transfer Participant Account Value from the Covered Fund. State Premium Tax may also be deducted.
GLWB Participant Transaction Expenses
Sales Load imposed on Purchases (as a percentage of purchase payments)	None
Deferred Sales Load (as a percentage of purchase payments or amount surrendered)	None
Transfer Fee	None
The next table describes the fees that you will pay each year during the time that you are a GLWB Participant under the Contract (not including Covered Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Current Fee
Administrative Expenses[1]	$100.00	$0.00
Base Contract Expenses (as a percentage of average GLWB Participant Account Value)[2]	2.60%	1.20%
1 Currently, there is no annual Contract Maintenance Charge. However, we reserve the right to impose a Contract Maintenance Charge up to the maximum amount stated.
2 Base Contract Expenses include the Variable Asset Charge, Contract Maintenance Charge and Guarantee Benefit Fee. We reserve the right to collect a Variable Asset Charge at an annual rate of no more than 1% of the average GLWB Participant Account Value, which would be deducted on a daily basis. But currently no Variable Asset Charge applies. The Guarantee Benefit Fee, which may range from a minimum of 0.70% to a maximum of 1.50% is assessed separately on each Covered Fund in which you invest after the Benefit Base is established with respect to the Covered Fund.
The next item shows the minimum and maximum total operating expenses charged by the Covered Fund as of December 31, 2021 that you may pay periodically during the time that you participate in the Contract. A complete list of the Covered Fund(s) available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Covered Fund Available Under the Contract.
Annual Covered Fund Operating Expenses	Minimum	Maximum
Expenses that are deducted from Covered Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.27%	0.27%
Example
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include GLWB Participant administrative expenses, Base Contract Expenses and Covered Fund fees and expenses.
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Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or GLWB Participant specific, and that if such fees and charges were reflected the cost would be higher. Depending on the type of charge, these may reduce only your GLWB Participant Account Value, both your GLWB Participant Account Value and your GLWB Benefit Base, and/or could have tax consequences. See the Section “Managed Account Service and other Financial Adviser Fees” and “Plan Fees and Charges” later in this Prospectus.
The Example assumes that you invest $100,000 under the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$2,808.00	$8,597.00	$14,628.00	$30,833.00
(2) If you annuitize your Contract or do not surrender your Contract at the end of the applicable period:
1 year	3 years	5 years	10 years
$2,808.00	$8,597.00	$14,628.00	$30,833.00
Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash. Withdrawals that are Excess Withdrawals under the terms of the GLWB will reduce or terminate the amount of guaranteed payments for which you are eligible, and may terminate the Contract.
Risks Associated with Covered Fund. The value of your investment and any returns will depend on the performance of the Covered Fund. You bear the risk of any decline in your GLWB Participant Account Value resulting from the Covered Fund’s performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce the death benefit, and any other guaranteed benefits may be reduced and subject to state and federal income tax, as well as a 10% federal penalty tax if the GLWB Participant is under age 59 1∕2.
Contract Termination. Contractowner or the Company may terminate the Contract upon notice to the other party. If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Great-West will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.
If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 591/2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk
Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on
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websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Covered Fund, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Covered Fund, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Covered Fund invests, which may cause the fund underlying your Contract to lose value. There can be no assurance that we or the Covered Fund or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Great-West Life & Annuity Insurance Company of New York
Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York) is a stock life insurance company incorporated under the laws of the state of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 50 Main Street, White Plains, New York 10606.
We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Great-West or its affiliates may also provide recordkeeping and other services to the Plan for which they receive compensation from Plan assets.
Financial Condition of the Company
The benefits under the Contract are paid by Great-West from its General Account assets and/or your GLWB Participant Account Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.
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The Company is obligated to pay all amounts promised to you under the Contract. Any guarantees under the Contract that exceed your GLWB Participant Account Value, such as those associated with the GLWB, are paid from our General Account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of GLWB Participant Account Value are subject to our financial strength and claims- paying ability and our long-term ability to make such payments.
How to Obtain More Information: We encourage both existing and prospective GLWB Participant to read and understand our financial statements. We prepare our financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Our financial statements are located in the SAI. The SAI is available at no charge by sending your Request to our Administrative Offices or by calling us at (866) 696-8232. In addition, the SAI is available on the SEC’s website at www.sec.gov.
Separate Account
Your Contributions under the Contract (including investments in the Covered Fund) are held in the Separate Account. The Separate Account is comprised of a Variable Account. The Variable Account invests in a single class of shares of a Covered Fund, which is a separate mutual fund having its own investment objectives and policies and is registered with the SEC as an open-end management investment company or portfolio thereof. We do not guarantee the investment performance of the Variable Account. Your GLWB Participant Account Value allocated to the Variable Account and the amount of the Installments payable under the GLWB depend on the investment performance of the Covered Fund. You bear the full investment risk for all Contributions allocated to the Variable Account.
If Great-West decides to make additional Variable Accounts available to Contractowners, Great-West may or may not make them available to you based on our assessment of marketing needs and investment conditions.
The income, gains, or losses of the Variable Account are credited to or charged against the assets held in that Variable Account, without regard to other income, gains, or losses of any other Variable Account and without regard to any other business Great-West may conduct. Under New York law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contract and other contracts issued by us that are supported by the Separate Account are generally corporate obligations of Great-West.
Addition, Deletion or Substitution of Funds
We may offer new or cease offering the existing Covered Fund, substitute Covered Fund shares that are held by any Separate Account for shares of a different investment portfolio, or make other changes to the investment options as we deem necessary and subject to the approval of the state insurance departments and the SEC, to the extent required under the 1940 Act or other applicable law. We may decide to purchase securities from other funds for the Separate Account, and we also reserve the right to transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Contract belongs.
We will notify the Plan Sponsor whenever the Covered Fund is to be changed. If we cease offering the Covered Fund, we will offer a new fund or funds as replacement Covered Fund(s). The new Covered Fund(s) may have higher fees and charges and different investment objectives than the eliminated Covered Fund. In addition, offering a new fund as a Covered Fund under the Contract may result in an increase in the Guarantee Benefit Fee, which will not exceed the maximum Guarantee Benefit Fee of 1.50%.
If any of the above actions result in a material change in the underlying investments of the Variable Account in which GLWB Participants are invested, Great-West will provide at least sixty (60) calendar days written notice to the Plan Sponsor. This notice shall explain any Variable Account change, communicate the timeline and effective date of any account change, provide information on the fees received by Great-West, and explain Plan Sponsor’s right to opt out of any Variable Account change. The absence of an objection by Plan Sponsor to such notice will be considered consent to the change(s). If Great-West is provided notice from a fund company that results in a change to the investment options available under the Plan, Great-West will provide Plan Sponsor with notice of that change as soon as administratively feasible.
If Great-West does not receive an objection from Plan Sponsor to a Great-West-initiated change, Great-West will, subject to required regulatory approvals, transfer GLWB Participant Account Value between Variable Account investment options as disclosed in the notice. Such allocation will be in effect until such time as Great-West receives a written Request for a different allocation.
If Plan Sponsor provides written objection to Great-West within the sixty (60) calendar day notice period, Great-West will not make the fund change at issue. If Plan Sponsor objects to the fund change, Great-West may terminate the Contract, and GLWB Participant would lose GLWB benefit unless already in Settlement Phase.
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Great-West reserves the following rights with respect to the Separate Account:
•to operate the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;
•to deregister the Separate Account under the 1940 Act;
•to add Variable Accounts that invest in investment portfolios suitable for the Contract;
•to eliminate the existing Variable Account;
•to close the Variable Account to new allocations of Contributions or Transfers by current or new GLWB Participants and Contractowners;
•to establish additional segregated investment accounts and/or divisions of such segregated investment accounts (“sub- accounts”);
•to combine the Separate Account with one or more different segregated investment accounts established by Great-West;
•to combine Variable Account(s), or combine a Variable Account with a subaccount of a different segregated investment account established by Great-West;
•to endorse the Contract to reflect changes to the Separate Account and the Variable Account(s);
•subject to compliance with applicable law, to add, remove, or substitute the Covered Fund. A new or substitute Covered Fund may have different fees and expenses, and its availability may be limited to certain Contractowners or GLWB Participants;
•subject to any required regulatory approvals, to Transfer assets in the Variable Account to another Variable Account; and
•to make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
Great-West will provide notice of these changes to the Plan Sponsor.
The Covered Fund(s)
Information about the Covered Fund, including (i) its name; (ii) its type; (iii) its investment adviser; (iv) current expenses and (v) performance is provided in Appendix A: Covered Fund Available Under the Contract, which is located at the back of this Prospectus. The Covered Fund has issued a prospectus that contains more detailed information. Copies of the Covered Fund’s prospectus are available online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You may also request copies of the prospectus at no cost by calling (866) 831-7129 or sending an e-mail to email@greatwestfunds.com.
Currently, only one Covered Fund is available for investment under the Contract – the SecureFoundation Balanced Fund. The Company may add additional Covered Funds in the future. The Covered Fund is managed by GWCM, a registered investment adviser that is affiliated with us. The investment adviser may have an incentive to manage the funds in a way to reduce volatility of the funds’ returns to reduce the amount that we must pay under the GLWB. Offering the GLWB in connection with your investment in the Covered Fund, therefore, may subject us to a potential conflict of interest. Reducing volatility may have the effect of lowering the returns of the Covered Fund relative to other funds. This may suppress the value of the benefits provided by the GLWB because the Benefit Base will reset only when the Covered Fund Value is higher than the Benefit Base. We take into account the Covered Fund’s use of strategies to lower volatility when we selected them for use with the GLWB. In addition, the Covered Fund is a fund of funds, which means GLWB Participants will pay fees at both fund levels, which may reduce investment return. Only Institutional Class shares of the Covered Fund are available under the Contract.
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Meeting investment objectives of the Covered Fund depends on various factors, including, but not limited to, how well the fund managers anticipate changing economic and market conditions. There is no guarantee that the Covered Fund will achieve its stated objectives.
Reinvestment and Redemption
All dividend distributions and capital gains made by the Covered Fund will be automatically reinvested in shares of the Covered Fund on the date of distribution. We will redeem Covered Fund shares to the extent necessary to pay Installments and to make other payments under the Contract.
Payments We Receive
Great-West and GWFS, our affiliated broker-dealer, may receive compensation for providing administration and distribution services to the Covered Fund that is paid out of administrative service fees and 12b-1 fees deducted from Covered Fund assets.
Where to Find more Information About the Covered Funds
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks, and the Guarantee. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com.
Selection of Underlying Funds
Great-West selects the Covered Fund(s) offered through this product based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor that we may consider is whether a Covered Fund or an affiliate of the Covered Fund will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Covered Fund, its investment adviser, or its distributor. For more information on such compensation, see “Distribution of the Contracts,” below. We have selected a portfolio of the Great-West Funds at least in part because it is managed by our directly owned subsidiary.
Great-West periodically reviews the available Covered Fund(s) and may remove a Covered Fund or limit its availability to new Contributions and/or Transfers of GLWB Participant Account Value if we determine that a Covered Fund no longer satisfies one or more of the selection criteria, and/or if the Covered Fund has not attracted significant allocations from GLWB Participants. At least one Covered Fund will always be available for investment under the Contract.
You are responsible for choosing the amount allocated to the Covered Fund, that is appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.
You bear the risk of any decline in your GLWB Participant Account Value resulting from the performance of the Covered Fund in which you are invested. Before selecting SecureFoundation Balanced Fund we encourage you to thoroughly investigate all information that is available to you regarding the Covered Fund including the Covered Fund’s prospectus, statement of additional information and annual and semi-annual reports. After you select the Covered Fund for your initial Contribution, you should monitor and periodically re-evaluate your allocation to determine if it is still appropriate. We do not recommend or endorse the existing Covered Fund or any additional Covered Funds that might be provided in the future. Nor do we provide investment advice.
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The Contract
The Contract is available to sponsors of Retirement Plans and is generally owned by the Plan Sponsor. Amounts under the Contract are held for the exclusive benefit of GLWB Participants and beneficiaries, and GLWB Participants make all elections under the Contract.
Purchasing an Interest in the Contract
Eligible organizations may acquire a Contract by completing and sending to us the appropriate forms. Once we approve the forms, we issue a Contract to the Contractowner. If you are enrolled in the Plan and eligible to participate in the Contract, you may purchase an interest in a Contract by completing an enrollment form and giving it to your Plan Sponsor or a GWFS representative. Your GLWB Participant enrollment form will be forwarded to us for processing. Please consult with your Plan Sponsor for information concerning your eligibility to participate in the Plan and the Contract.
Contributions
Your Plan Sponsor will send us Contributions on your behalf. Except as limited by the Code or your Plan, there is no minimum amount or number of Contributions. Your ability to make Contributions may be limited after you begin receiving Installments under the GLWB. See “The Withdrawal Phase” later in this Prospectus.
Great-West reserves the right to limit the amount, type, and frequency of Contributions, and to stop accepting Contributions altogether.
Subsequent Contributions
Great-West will allocate subsequent Contributions according to the allocation instructions provided in the GLWB Participant enrollment form. Great-West will allocate Contributions on the Valuation Date we receive them.
GLWB Participants may change their allocation instructions at any time by Request. Such change will be effective the later of (1) the date specified in the Request or (2) the Valuation Date on which Great-West receives the Request at our Administrative Offices. Once changed, those allocation instructions will be effective for all subsequent Contributions.
Great-West reserves the right, after providing advance written notice to GLWB Plan participants, to refuse any Contribution. Exercising this right may limit your ability to increase your Benefit Base by making additional Contributions. Any Contribution that causes a GLWB Participant Account Value to exceed $5 million may require Great-West’s prior approval.
GLWB Participant Account
When we approve your GLWB Participant enrollment form or other enrollment method in the Contract, as agreeable to Great-West, we will establish a GLWB Participant Account in your name to reflect all of your transactions under the Contract. You will receive a statement of your GLWB Participant Account Value no less frequently than annually. You may also review your GLWB Participant Account Value through KeyTalk® or via the Internet. KeyTalk is an automated phone system that you may use to obtain information about your account. The phone number (and website link) are displayed on quarterly statements and on initial communications you received during enrollment.
GLWB Participant Enrollment Form and Initial Contribution
If your GLWB Participant enrollment form or other enrollment method is complete, we will allocate your initial Contributions to the Variable Account according to the instructions you provide on your GLWB Participant enrollment form within two Business Days of receipt of the GLWB Participant enrollment form at our Administrative Offices. If your enrollment form is incomplete, we will contact you or the Contractowner to obtain the missing information. If your GLWB Participant enrollment form remains incomplete for five
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Business Days, we will immediately return your Contribution(s). If we complete a GLWB Participant enrollment form within five Business Days of our receipt of the incomplete enrollment form, we will allocate your initial Contribution within two Business Days of the GLWB Participant enrollment form’s completion in accordance with your allocation instructions.
Free Look Period
You may have the ability to cancel your interest in the Contract for any reason by delivering or mailing a Request to cancel to our Administrative Offices or to an authorized agent of Great-West within 10 days or a period of time required by state law after Great-West receives your completed application form. We must receive your cancellation Request in person or postmarked prior to the expiration of the free look period. Upon cancellation, we will refund your GLWB Participant Account Value as of the date we receive your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance of the Covered Fund you selected, which means that you bear the investment risk during this period. If you cancel your Contract during the free look period, any applicable Benefit Base shall be reduced to zero.
Assignments and Transfers
In general, the interest of any GLWB Participant or Contractowner may not be transferred, sold, assigned, pledged, charged, encumbered, or in any way alienated, except as may be permitted under the Code, by law, or applicable court order.
Transaction Date
All Requests, Contributions, and Deposits received in Good Order with all required documentation at Great-West’s Administrative Offices prior to the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) will be processed as of the date received, and if received after the close of business of the New York Stock Exchange will be processed on the next Business Day.
GLWB Participant Account Value
Your GLWB Participant Account Value is your interest in the Variable Account, which is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions or make Transfers to the Variable Account, we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution or Transfer to the Variable Account, less any applicable Premium Tax, by that Variable Account’s Accumulation Unit value. The number of Accumulation Units for the Variable Account will decrease for charges deducted, Transfers, withdrawals, or loans (if available). We determine the Accumulation Unit value on each Valuation Date.
We calculate the Variable Account’s Accumulation Unit value at the end of each Valuation Period by multiplying the value of that unit at the end of the prior Valuation Period by the Variable Account’s Net Investment Factor for the Valuation Period. The formula used to calculate the Net Investment Factor is set forth as follows.
The Net Investment Factor for the Variable Account for any Valuation Period is determined by dividing (a) by (b), and subtracting from the result where:
(a)
 is the net result of:
(i) the net asset value per share of the Covered Fund determined as of the end of the current Valuation Period; plus
(ii) the per share amount of any dividend (and, if applicable, capital gains distribution) made by the Covered Fund if the “ex-dividend date” occurs during the current Valuation Period; plus or minus
(iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Account, which is determined by Great-West to have resulted from the investment operations of the Variable Account; and
(b)
 is the net asset value per share of the Covered Fund determined as of the end of the immediately preceding Valuation Period; and
(c)
 is an amount representing the Variable Asset Charge deducted, if any, from each Variable Account on a daily basis.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (a)(i) and (b) above, reflect the investment performance of the Covered Fund as well as the payment of Covered Fund fees and expenses.
The value of a Variable Account’s assets is determined at the end of each Valuation Date.
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Your GLWB Participant Account Value will reflect the investment performance of the Variable Account which in turn reflect the investment performance of the Covered Fund, which we factor in by using the Net Investment Factor. Any investment advisory fees deducted from the Contract will result in cancellation of Accumulation Units of the Variable Account.
Changes to the Contract
Great-West can make any changes to the Contract required by applicable insurance law, the Code, or the 1940 Act, subject to required state and federal regulatory approval. Great-West will notify Contractowners and GLWB Participants of any changes that affect their Contract.
Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Guaranteed Lifetime Withdrawal Benefit	Provides the GLWB Participant guaranteed minimum lifetime income without regard to the performance of the Covered Fund, provided the conditions of the GLWB is satisfied.	Standard	The Guarantee Benefit Fee is calculated on an annual basis as a percentage of the Covered Fund Value. The fee may range from 0.70% to 1.50%. Currently, the fee is 1.20%
Must be invested in the
Covered Fund made
available under the
Contract;
Must pay the Guarantee
Benefit Fee when due.
The deduction of
advisory fees are treated
as Excess Withdrawals
and will result in a dollar-
for- dollar reduction of
your Covered Fund Value.
Deduction of third-party
advisory fees are treated
as Excess Withdrawals
and will result in a dollar-
for-dollar reduction of
your Covered Fund Value
and a proportionate
reduction of your Benefit
Base.

Death Benefit
If the GLWB Participant dies
during the Accumulation
Phase or the Withdrawal
Phase, the GLWB will
terminate, and the remaining
GLWB Participant Account
Value will be distributed to
the beneficiary in accordance
with the Code, the terms of
the Plan and the terms of the
Contract. If the GLWB
Participant dies during the
Withdrawal Phase while a
joint Covered Person is still
living, the joint Covered
Person will continue to
receive GAWs for the
remainder of his or her life.
		Standard	None	The deduction of advisory fees are treated as Excess Withdrawals and will result in a dollar- for-dollar reduction of your Covered Fund Value and therefore, your death benefit.
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Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/Limitations
Loan
A GLWB Participant may
take a loan on his or her
GLWB Participant Account
Value during the
Accumulation Phase or the
Withdrawal Phase if
permitted by the Code and the
terms of the Plan. No interest
is charged on loans.
		Standard	None
•Must be permitted by
the Code and the
terms of the Plan.
•Any amount
withdrawn from
Covered Fund Value
to fund the loan will
be treated be as an
Excess Withdrawal,
which will result in a
proportional
reduction of your
Benefit Base and
may reduce the
Benefit Base more
than the amount of
the withdrawal.

The Guaranteed Lifetime Withdrawal Benefit
The GLWB provides GLWB Participants with guaranteed minimum lifetime income without regard to the performance of the Covered Fund in which the Variable Account is invested. The GLWB does not have a cash value. Provided all conditions of the GLWB are satisfied, if the value of the GLWB Participant’s Account equals zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or Guaranteed Annual Withdrawal(s) (“GAW”), we will make annual payments to the GLWB Participant for the rest of his life.
The guaranteed income that may be provided by the GLWB is initially based on the age and life of the Covered Person (or if there are joint Covered Persons, on the age of the younger joint Covered Person and the lives of both Covered Persons) as of the date we calculate the first Installment. A joint Covered Person must be the Spouse of the GLWB Participant, and the Spouse must be the GLWB Participant’s sole beneficiary under the Retirement Plan.
The GLWB provides two basic protections to GLWB Participants who purchase the GLWB as a source or potential source of lifetime retirement income or other long-term purposes. Provided that the conditions of the GLWB are satisfied, the GLWB protects the GLWB Participant from:
•longevity risk, which is the risk that a GLWB Participant will outlive the assets invested in the Covered Fund; and
•income volatility risk, which is the risk of downward fluctuations in a GLWB Participant’s retirement income due to changes in market performance.
Both of these risks increase as a result of poor market performance early in retirement. Point-in-time risk (which is the risk of retiring on the eve of a down market) significantly contributes to both longevity and income volatility risk.
The GLWB does not provide a guarantee that the Covered Fund or the GLWB Participant’s Account will retain a certain value or that the value of the Covered Fund or the GLWB Participant’s Account will remain steady or grow over time. Instead, it provides a guarantee, under certain specified conditions, that regardless of the performance of the Covered Fund and regardless of how long the GLWB Participant lives, the GLWB Participant will receive a guaranteed level of annual income for life. Therefore, it is important to understand that while the preservation of capital may be one of the GLWB Participant’s goals, the achievement of that goal is not guaranteed by the GLWB.
The GAWs are first made from your Covered Fund Value. Great-West will use its own assets to make Installments to a GLWB Participant only if the Covered Fund Value is reduced to zero due to Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB, such as custodian fees or advisory fees, and/or GAWs. We limit our risk under the GLWB in this regard by limiting the amount a GLWB Participant may withdraw each year to GAWs. If a GLWB Participant needs to take Excess Withdrawals, the GLWB Participant may not receive the full benefit of the GLWB.
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If the return on the Covered Fund Value over time is sufficient to generate gains that can sustain constant GAWs, then the GLWB would not have provided any financial gain. Conversely, if the return on the Covered Fund Value over time is not sufficient to generate gains that can sustain constant GAWs, then the GLWB would be beneficial.
Each Retirement Plan participant should discuss his investment strategy and risk tolerance with his financial adviser before electing to participate in the Contract. You should consider the payment of the Guarantee Benefit Fee relative to the benefits and features of the GLWB, your risk tolerance, and proximity to retirement. If the Plan is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the GLWB Participant is married, the GLWB Participant’s Spouse may need to provide written consent before certain payments may begin or continue. See “Taxation of the Contract and GLWB - Spousal Consent Requirements for 401(a) and 403(b) Plans,” below.
Any payments we are required to make to a GLWB Participant under the GLWB that exceed the GLWB Participant Account Value will depend on our long-term ability to make such payments. We will make all such guaranteed payments under the GLWB from our General Account, which is not insulated from the claims of our third party creditors. Therefore, the GLWB Participant’s receipt of payments from us is subject to our claims paying ability.
The GLWB is calculated for your GLWB Participant Account Value allocated to the Covered Fund.
Like all withdrawals under the Contract, a withdrawal from the Covered Fund made in connection with a Transfer may be treated as an Excess Withdrawal. As explained in more detail below, an Excess Withdrawal will reduce the guaranteed payments you receive with respect to the Covered Fund. Large or repeated Excess Withdrawals during periods when the Covered Fund is experiencing negative market performance may even eliminate your guaranteed payment with respect to the Covered Fund altogether and terminate the Contract.
The Guarantee Benefit Fee
In exchange for the GLWB, we charge a separate annual fee (called a Guarantee Benefit Fee), which is calculated as a specified percentage of the Covered Fund Value (up to $5 million) at the time the Guarantee Benefit Fee is calculated. The fee is deducted from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The guaranteed maximum or minimum Guarantee Benefit Fees we can charge are:
•The maximum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.50%;
•The minimum Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 0.70%;
•The current Guarantee Benefit Fee, as a percentage of a GLWB Participant’s Covered Fund Value, on an annual basis, is 1.20%.
You will pay the Guarantee Benefit Fee for the Covered Fund after the GLWB begins to accrue with respect to the Covered Fund. For the Great-West SecureFoundation® Balanced Fund (the “Balanced Fund”), we begin to charge the Guarantee Benefit Fee on your Election Date (when you allocate GLWB Participant Account Value to the Variable Account that invests in the fund).
We may change the current Guarantee Benefit Fee at any time within the minimum and maximum range described above upon sixty (60) days prior written notice to the GLWB Participant and the Plan Sponsor. We determine the Guarantee Benefit Fee based on observations of a number of experience factors, including, but not limited to, investment income, mortality, morbidity, persistency, and expense. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. Because the Covered Funds are offered by an affiliated company, we may benefit indirectly from the charges imposed by the Covered Funds.
How the GLWB Works
The GLWB has three phases: an “Accumulation Phase,” a “Withdrawal Phase,” and a “Settlement Phase.”
The Accumulation Phase: The Accumulation Phase starts when you make an initial Contribution to the Covered Fund and the GLWB begins to accrue. During the Accumulation Phase, the GLWB Participant may make additional Contributions, which establishes the Benefit Base (this is the sum of all Contributions minus any withdrawals and any adjustments made on the “Ratchet Date” as described later in this Prospectus), and take withdrawals (although such withdrawals will be considered Excess Withdrawals, which will reduce the amount of the Benefit Base and could terminate the GAWs and the Contract). The GLWB Participant is responsible for managing withdrawals during the Accumulation Phase.
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The Withdrawal Phase: After the GLWB Participant (or if there are joint Covered Persons, the younger joint Covered Person) has turned age 55, then the GLWB Participant may enter the Withdrawal Phase and begin to take GAWs (which are annual withdrawals that do not exceed a specified amount) without reducing the Benefit Base. GAWs before age 59 1∕2 may result in certain tax penalties, and may not be permissible while you are still actively employed by the Contractowner. Your ability to make additional Contributions may be limited after you begin receiving Installments under the GLWB. (See “The Withdrawal Phase” below.)
Settlement Phase: If the Covered Fund Value falls to zero as a result of Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the GLWB or Contract, such as custodian fees or advisory fees, and/or GAWs, the Settlement Phase will begin. During the Settlement Phase, we make Installments at the GAW for the life of the GLWB Participant (and the surviving Covered Person, if any). However, the Settlement Phase may never occur, depending on how long the GLWB Participant (and surviving Covered Person, if any) lives and the performance of the Covered Fund(s) in which the GLWB Participant invests. You may not make additional Contributions after the Settlement Phase begins.
The Accumulation Phase
The Accumulation Phase starts when your GLWB begins to accrue, which was discussed in the Guarantee Benefit Fee section of this Prospectus, above. During the Accumulation Phase you will establish your Benefit Base, which will later be used to determine the maximum amount of GAWs you may take. The Accumulation Phase ends when you elect to receive GAWs under the Contract.
Covered Fund Value
The Covered Fund Value is the value of assets allocated to a Variable Account invested in a Covered Fund. The Covered Fund Value increases or decreases in the same manner as other mutual fund value. For example, reinvested dividends, settlements, and positive Covered Fund performance (including capital gains) will increase the Covered Fund Value. Fees and expenses associated with the Covered Fund, including the asset-based Variable Asset Charge, and negative Covered Fund performance (including capital losses) will decrease Covered Fund Value.
The Covered Fund Value will also increase each time you make additional Contributions, and will decrease each time you withdraw Covered Fund Value, such as through payment of the Guarantee Benefit Fee or as a result of Distributions, Excess Withdrawals, or Installments.
The Covered Fund Value is not affected by any Ratchet or Reset of the Benefit Base (described below).
Benefit Base
The Benefit Base is separate from the Covered Fund Value. It is not a cash value. Rather, it is used to calculate GAWs during the Withdrawal Phase and the Settlement Phase. The GLWB Participant’s Benefit Base and Covered Fund Value may not be equal to one another.
The Covered Fund has its own Benefit Base. The initial Benefit Base for the Balanced Fund is established on your Election Date. The initial Benefit Base will equal the Covered Fund Value on the date it is established.
If the Contract is added to an employer sponsored retirement plan with another Great-West guaranteed lifetime withdrawal benefit contract (the “Old GLWB Contract”), a GLWB Participant may be able to carry over the Benefit Base and GAW as measured under the Old GLWB Contract to the Contract. A GLWB Participant already in the Settlement Phase in the Old GLWB Contract will continue in the Settlement Phase in the Contract. You should contact your Plan Sponsor to determine whether this provision is applicable to you.
After the initial Benefit Base is established:
•We increase the Covered Fund’s Benefit Base on a dollar-for-dollar basis each time the GLWB Participant makes a Contribution to the Covered Fund.
•We decrease the Covered Fund’s Benefit Base on a proportionate basis each time the GLWB Participant makes an Excess Withdrawal from the Covered Fund. (See the numerical example under “Excess Withdrawals During the Accumulation Phase”). (Because Excess Withdrawals reduce your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, Excess Withdrawals may decrease your Benefit Base by more than the amount you withdraw. For more information on the proportionate impact of Excess Withdrawals, please see Excess Withdrawals During the Accumulation Phase, below, and Effect of Excess Withdrawals During the Withdrawal Phase, below.)
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•On each Ratchet Date (described below), we will increase the Covered Fund’s Benefit Base to equal the current Covered Fund Value if the Covered Fund Value is greater than the Benefit Base (which will then reflect positive Covered Fund performance.)
A few things to keep in mind regarding the Benefit Base:
•The Benefit Base is used only for purposes of calculating the GLWB Participant’s Installment Payments during the Withdrawal Phase and the Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value.
•It is important that you do not confuse the Benefit Base with the Covered Fund Value.
•During the Accumulation Phase and the Withdrawal Phase, the Benefit Base will be re-calculated each time a Contribution is made on your behalf or you take an Excess Withdrawal, as well as on an annual basis as described below, which is known as the Ratchet Date.
•The maximum Benefit Base is $5,000,000.
Subsequent Contributions to Your GLWB Participant Account
Additional Contributions may be made at any time during the Accumulation Phase. Subject to the requirements of federal tax law and the terms of the Retirement Plan, additional Contributions may be made by cash deposit, Transfers, or rollovers from certain other retirement accounts.
All additional Contributions made to a Covered Fund after the initial Benefit Base is established will increase the Benefit Base dollar- for-dollar on the date the Contribution is made. We do not consider the reinvestment of dividends or capital gains to be Contributions; however, they will increase the Covered Fund Value.
Great-West reserves the right to refuse additional Contributions at any time at our discretion. If Great-West refuses additional Contributions, you will retain all other rights under the GLWB.
Ratchet Date Adjustments to the Benefit Base
During the Accumulation Phase, the Benefit Base for the Covered Fund will be evaluated and, if necessary, adjusted on an annual basis. This is known as the Ratchet Date and it occurs on the anniversary of day that the initial Benefit Base is established. With respect to the Balanced Fund, the Ratchet Date will be the anniversary of your Election Date. It is important to be aware that even though the Covered Fund Value may increase throughout the year due to dividends, capital gains, or settlements from the underlying Covered Fund, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, the GLWB Participant’s Benefit Base will never decrease solely due to negative Covered Fund performance.
On each Ratchet Date during the Accumulation Phase, the Benefit Base is automatically adjusted (“ratcheted”) to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value.
Excess Withdrawals During the Accumulation Phase
During the Accumulation Phase, any withdrawals you make from the Covered Fund will be categorized as Excess Withdrawals, including withdrawals to comply with Contribution limitations or minimum required distributions under the Code, and including Transfers from the Covered Fund to another investment option.
The GLWB Participant should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the Accumulation Phase, as this may affect the GLWB Participant’s future benefits under the GLWB. In the event the GLWB Participant decides to take an Excess Withdrawal, as discussed below, the GLWB Participant’s Covered Fund Value will be reduced dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be reduced at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Consequently, the Benefit Base could be reduced by more than the amount of the withdrawal and result in termination of the Contract and the GLWB.
Numerical Example
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
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Covered Fund Value after adjustment = $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Transfers
Transfers of GLWB Participant Account Value between the Variable Account that invests in the Covered Fund to other investment options available in the Plan are treated as withdrawals - which during the Accumulation Phase are all Excess Withdrawals - from the Covered Fund from which the Transfers are taken. A GLWB Participant who Transfers GLWB Participant Account Value out of a Covered Fund is prohibited from making any Transfer into the Covered Fund for period of at least ninety (90) calendar days.
Great-West reserves the right to limit the number of Transfers, or to set a minimum Transfer amount. Any such restrictions will be communicated to Plan Sponsors and GLWB Participants.
Loans
During the Accumulation Phase and the Withdrawal Phase, the GLWB Participant may elect to take a loan on his or her GLWB Participant Account, if allowed by the Plan and the Code. Any amount withdrawn from the Covered Fund Value to fund the loan will not participate in the performance of the Covered Fund. In addition, any such withdrawal from the Covered Fund Value will be treated as an Excess Withdrawal (see “Excess Withdrawals During the Accumulation Phase,” above, and “Effect of Excess Withdrawals During the Withdrawal Phase,” below). Consequently, taking a loan could result in termination of the GLWB, the GAWs or the Contract.
Loans are disbursed pro-rata from the investment options that a Plan participant holds, including from the Contract. Loan applications and/or pages on the participant website would display a disclaimer informing a GLWB Participant of the potential negative impacts to the GLWB Participant’s Benefit Base and/or future benefit.
Loan repayments (assuming the GLWB Participant has his/her future Contribution allocations set to SecureFoundation Balanced Fund) would be allocated back to the Covered Fund, and would increase the Benefit Base on a dollar-for-dollar basis, similar to a payroll contribution. No interest is charged on loans.
Death During the Accumulation Phase
If a GLWB Participant dies during the Accumulation Phase, then the GLWB will terminate and the GLWB Participant Account Value will be paid to the beneficiary in a lump sum or in accordance with the terms of the Retirement Plan and the Code. A beneficiary that is the Spouse of the GLWB Participant may roll over the GLWB Participant Account Value to an individual retirement account or annuity (“IRA”) that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will not restore the GLWB Participant’s Benefit Base, but will establish a new Benefit Base calculated by reference to the GLWB Participant Account Value allocated to each Covered Fund.
If the GLWB Participant dies during the Accumulation Phase, the beneficiary cannot establish or maintain a Benefit Base and cannot start GAWs under the Contract. If the GLWB Participant dies, Great-West will continue to assess the Guarantee Benefit Fee until Great-West is notified of the GLWB Participant’s death.
The Withdrawal Phase
The Withdrawal Phase begins when the GLWB Participant elects to receive GAWs under the Contract. The Withdrawal Phase continues until the Covered Fund Value reaches zero and the Settlement Phase begins.
The Withdrawal Phase cannot begin until all Covered Persons attain age 55 and are eligible to begin distributions under the Retirement Plan and the Code. In addition, the GLWB Participant must be fully vested in the Retirement Plan. If the GLWB Participant is still employed by the Plan Sponsor, the Code generally does not permit distributions to commence prior to age 59 1∕2. The Retirement Plan and the Code may impose other limitations on distributions. Distributions prior to age 59 1∕2 may be subject to a penalty tax. Installments will not begin until Great-West receives appropriate and satisfactory information verifying the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan. In order to initiate the Withdrawal Phase, the GLWB Participant must submit a written Request to Great-West.
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Any Distributions taken before all Covered Persons under the GLWB attain age 55 will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base, as described above.
Installments
It is important that you understand how the GAW is calculated because it will affect the benefits the GLWB Participant receives under the GLWB. After you elect to receive GAWs and we verify the age of the Covered Person(s) and that the GLWB Participant is fully vested in the Retirement Plan, we will determine the amount of the GAW.
Once the Withdrawal Phase has begun, the GLWB Participant may not make any additional new Contributions through payroll deductions, although Transfers from other investment options offered in the Plan and indirect rollovers (i.e., first to other investment options offered in the Plan and then to the SecureFoundation Balanced Fund) are allowed throughout the Withdrawal Phase. Any such additional Contributions made after the initial Benefit Base is established will increase the Benefit Base dollar-for-dollar on the date the Contribution is made.
During the Withdrawal Phase, the Benefit Base will receive an annual adjustment or “ratchet” just as it did during the Accumulation Phase. The GLWB Participant’s Ratchet Date will become the anniversary of Initial Installment Date for the Covered Fund, which may be different from the Ratchet Date during the Accumulation Phase, which occurs on the anniversary of the Election Date.
Just like during the Accumulation Phase, the Benefit Base will be automatically adjusted on an annual basis, on the Ratchet Date, to the greater of: (a) the current Benefit Base; or (b) the current Covered Fund Value. In addition, we will review your GAW each year using your current Covered Fund Value and Attained Age GAW% and, if the result is a higher Installment amount, reset your GAW to the higher amount (see “Automatic Resets of the GAW% During the Withdrawal Phase” section below). You should always keep in mind that while Installments during the Withdrawal Phase do not reduce the Benefit Base, they will reduce your GLWB Participant Account Value on a dollar-for-dollar basis.
When you enter the Withdrawal Phase, we will provide guidance on the maximum GAW payment that will not result in an Excess Withdrawal. But you are responsible for determining the amount of your GAW payment. You may take less than the maximum GAW payment or suspend your GAW payments after they have commenced. You may receive the missed payments by submitting a Request with no less than 30 calendar days advance notice. Each year, you may receive up to your GAW amount without causing an Excess Withdrawal. However, please note that if you elect to receive less than your GAW, you may receive the balance of your GAW for that year with no adverse consequences, provided you receive the missed payment(s) before your next Ratchet Date. You cannot receive the remaining GAW amount after the next Ratchet Date without risking an Excess Withdrawal. All Requests regarding GAW payments must be submitted in writing.
Calculation of Installment Amount
The GAW% is initially based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons the percentage is based on the age of the younger Covered Person.
The GAW is based on a percentage of the Benefit Base pursuant to the following schedule:
Sole Covered Person	Joint Covered Person
4.0% for life at ages 55-64	3.5% for youngest joint life at ages 55-64
5.0% for life at ages 65-69	4.5% for youngest joint life at ages 65-69
6.0% for life at ages 70-79	5.5% for youngest joint life at ages 70-79
7.0% for life at ages 80+	6.5% for youngest joint life at ages 80+
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The GAW will then be calculated by multiplying the Benefit Base by the GAW%. The maximum amount of the Installment equals the GAW divided by the number of payments that the GLWB Participant elects to receive each year. Each subsequent year, we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the Withdrawal Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to joint Covered Persons once the Withdrawal Phase has begun. Similarly, an election to receive Installments based on joint Covered Persons cannot subsequently be changed to a sole Covered Person, nor may the beneficiary designation of a joint election be changed.
Installment Frequency Options
The GLWB Participant may elect to receive installments on the following intervals:
(a)
 Annual - the GAW will be paid on the Initial Installment Date and each anniversary thereafter.
(b)
 Semi-Annual - half of the GAW will be paid on the Initial Installment Date and in Installments every 6 month anniversary thereafter.
(c)
 Quarterly - one quarter of the GAW will be paid on the Initial Installment Date and in Installments every 3 month anniversary thereafter.
(d)
 Monthly - one-twelfth of the GAW will be paid on the Initial Installment Date and in Installments every monthly anniversary thereafter.
During the Withdrawal Phase, the GLWB Participant may Request to change the frequency of Installments at any time before the Settlement Phase by providing Great-West with at least 30 calendar days advance notice. The frequency of Installments cannot be changed during the Settlement Phase.
Lump Sum Distribution Option
At any time during the Withdrawal Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
After a Lump Sum Distribution, you are responsible for submitting a written Request to suspend the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you do not suspend the remaining Installments for the year, an Excess Withdrawal may occur. After suspending Installments, you must provide Great-West with at least 30 calendar days’ notice in order to recommence Installment payments. The Ratchet Date will not change if Installments are suspended.
Automatic Resets of the GAW% During the Withdrawal Phase
Each year we will recalculate the GAW based on the Covered Fund Value as of the Ratchet Date and the GAW% for the GLWB Participant’s, or the younger joint Covered Person’s, Attained Age on the Ratchet Date, and, if the result is higher than the current GAW, reset the GAW. Your new GAW will appear on the statement of your GLWB Participant Account Value, which you will receive at least annually. In addition, you may access this information at any time on Great-West’s website. Great-West will not increase Installments to reflect a Reset unless directed to do so by the GLWB Participant. But, as discussed further below, an Excess Withdrawal may result in an automatic reduction of your Installments.
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) is greater than
(Current GAW%) x (Current Benefit Base)
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Then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and
(Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW Amount is $7,200
New Benefit Base is $120,000
New GAW% is 6%
Numerical Example When Reset is NOT Beneficial:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW % before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW %) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So Because $4,500 is less than current GAW of $5,000, no Reset
Effect of Excess Withdrawals During the Withdrawal Phase
Excess Withdrawals will reduce your guaranteed payment by reducing the Benefit Base on which the payment is calculated. Generally, unless Great-West requests the withdrawal or Transfer, an Excess Withdrawal may occur either as a result of a total or partial surrender of your GLWB Participant Account Value or as a result of a withdrawal that occurs when you Transfer Covered Fund Value outside the Contract to another Plan investment option. Any withdrawal taken before the Withdrawal Phase of the Contract is an Excess Withdrawal. After the Withdrawal Phase begins, an Excess Withdrawal is any withdrawal that exceeds your GAW. Excess Withdrawals will have a particularly large impact on your guaranteed payments during any period when the Benefit Base is greater than your Covered Fund Value due to negative Covered Fund performance. Because the Excess Withdrawal reduces your Benefit Base by the same proportion as the Excess Withdrawal to your Covered Fund Value, the Excess Withdrawal will decrease your Benefit Base by more than the amount you withdraw. Taking Excess Withdrawals, therefore, can significantly reduce or even eliminate the guaranteed payments to which you are otherwise entitled under the GLWB.
After the Initial Installment Date, to the extent a Distribution or Transfer (when combined with Installments and all other Distributions and Transfers that occurred during the applicable 12 month period ending on a Ratchet Date) is greater than the GAW, then any such amounts greater than the GAW will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (after the GAW).
If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
Numerical Example:
Covered Fund Value before GAW = $55,000
Benefit Base = $100,000
GAW %: 5%
GAW Amount = $100,000 x 5% = $5,000
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Total annual withdrawal: $10,000
Excess Withdrawal = $10,000 - $5,000 = $5,000
Covered Fund Value after GAW = $55,000 - $5,000 = $50,000
Covered Fund Value after Excess Withdrawal = $50,000 - $5,000 = $45,000
Covered Fund Value Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount (assuming no Benefit Base increase on succeeding Ratchet Date) = $90,000 x 5% = $4,500
If you take an Excess Withdrawal, we will automatically reduce your Installments after your next Ratchet Date to a level that will not result in an Excess Withdrawal. We will not make any adjustments to remaining Installments prior to your next Ratchet Date. You are responsible for suspending your remaining Installments if you want to avoid any further Excess Withdrawals.
Withdrawals taken during the Withdrawal Phase to meet required minimum distribution (RMD) requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of the total account value under the Plan that is invested in the the Covered Fund, and the RMD election is based on life expectancy. Please see the examples below. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals.
If a GLWB Participant Requests a Distribution or Transfer over the telephone, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Contractowner may Request that Great-West determine whether, as of the date of the Request, the Requested distribution or Transfer would be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the distribution or Transfer being considered an Excess Withdrawal. Alternatively, if a GLWB Participant makes a Request in writing, Great-West will advise the GLWB Participant that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the GLWB Participant may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
RMD Numerical Example #1:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $3,000
•RMD attributable to the Covered Fund = $3,000 x 0.50 = $1,500
Under these circumstances, the GLWB Participant may take the full $2,500 GAW, but the remaining $500 needed for RMDs would be considered an Excess Withdrawal if taken from the Covered Fund. To avoid the Excess Withdrawal, the GLWB Participant would need to take the remaining $500 RMD from the GLWB Participant’s other Plan account assets.
RMD Numerical Example #2:
•Total account value under the Plan = $100,000
•Covered Fund Value = $50,000 (50% of total account value under the Plan)
•Plan account value Held in Other Investments = $50,000 (50% of total account value under the Plan)
•GAW = $2,500
•Total RMD attributable to the Plan = $6,200
•RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100
Under these circumstances, the GLWB Participant may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund - this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the GLWB Participant would need to withdraw the remaining $3,100 from the GLWB Participant’s other Plan account assets.
You should consult a qualified tax advisor regarding Withdrawals to satisfy your RMD amount and other tax implications of RMD Withdrawals during the Accumulation Phase of the Contract.
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Important Note: Notwithstanding the foregoing description of the effects of Excess Withdrawals during the withdrawal phase, generally any withdrawal or Transfer you make that is specifically requested or mandated by Great-West shall not be considered an Excess Withdrawal. However, in the event Great-West sends you advance notice of the elimination of a Covered Fund with a proposed comparable replacement Covered Fund, and you instead choose to transfer your account balance in the eliminated Covered Fund to another investment option offered in the Plan, you will lose your Benefit Base in the eliminated Covered Fund upon such transfer.
Death During the Withdrawal Phase
If the GLWB Participant Dies After the Initial Installment Date as a Sole Covered Person.
If the GLWB Participant dies after the Initial Installment Date without a joint Covered Person, the GLWB will terminate and no further Installments will be paid. The remaining GLWB Participant Account Value shall be distributed in accordance with the Code and the terms of the Retirement Plan. A beneficiary is not entitled to start or continue to receive GAWs under the Contract.
If the GLWB Participant Dies After the Initial Installment Date while Joint Covered Person is Living.
Upon the GLWB Participant’s death after the Initial Installment Date, and while the joint Covered Person is still living, the joint Covered Person/beneficiary will continue to receive Installments based on the GLWB Participant’s original election until his or her death, if permitted by the Retirement Plan and the Code. Subject to RMD rules under the Code, Installments may continue to be paid to the surviving Covered Person based on the GAW% for joint Covered Persons as described above. After the joint Covered Person’s death, the GLWB will terminate, no further Installments will be paid, and any remaining GLWB Participant Account Value will be distributed in accordance with the Code, the terms of the Retirement Plan and the Contract.
Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value on the date of death as a lump sum Distribution or to roll over the Covered Fund Value to an IRA that offers a Great-West approved GLWB feature, if available. In this situation, the IRA will restore the deceased Covered Person’s Benefit Base.
Any election made by the beneficiary is irrevocable.
The Settlement Phase
The Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund performance, the Guarantee Benefit Fee, certain other extra-contractual fees that are not directly associated with the Contract, such as custodian fees or advisory fees, and/or GAWs, provided the Benefit Base is still positive. It is also important to understand that the Settlement Phase is the first time that Great-West uses its own assets to pay Installments to the GLWB Participant. During the Withdrawal Phase, the GAWs are made from the GLWB Participant’s Account.
Installments continue for the GLWB Participant’s life under the terms of the GLWB, but the GLWB Participant will have no other rights or benefits under the Contract with respect to the GLWB. The GLWB Participant may not make any additional Contributions once the Settlement Phase begins. Distributions and Transfers are not permitted during the Settlement Phase. Installments will continue in the same frequency as previously elected, and cannot be changed during the Settlement Phase.
The GLWB Participant will receive the maximum Installments during the Settlement Phase. Consequently, Installments may increase if the GLWB Participant had previously been receiving less than the maximum Installments. During the Settlement Phase, the Guarantee Benefit Fee will not be deducted from the Installments.
When the last Covered Person dies during the Settlement Phase, the GLWB will terminate and no Installments will be paid to the beneficiary.
Divorce Provisions under the GLWB
In the event of a divorce whose decree affects the GLWB, we will require written notice of the divorce in a manner acceptable to us and a copy of the applicable QDRO. A QDRO is a domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all or a portion of the benefits payable with respect to a GLWB Participant. A QDRO may also assign an Alternate Payee the right to receive these benefits.
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Depending on which phase the GLWB is in when we receive the QDRO, the benefits of the GLWB will be altered to comply with the QDRO. The Alternate Payee under the QDRO may make certain elections during the Accumulation or Withdrawal Phases. Any elections made by the Alternate Payee are irrevocable. To the extent that an Alternate Payee becomes a GLWB Participant, he or she will be subject to all terms and conditions of the Contract, the Retirement Plan, and the Code.
During the Accumulation Phase
Great-West will make payments to the Alternate Payee and/or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Accumulation Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO. Alternatively, a Spouse Alternate Payee may elect to either (1) establish a new Benefit Base where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established, or (2) elect to receive a lump sum payment of the applicable portion of the Covered Fund Value in accordance with the QDRO. If the Spouse Alternate Payee elects to begin GAWs in accordance with this Contract, the Spouse Alternate Payee will become the single Covered Person and will be subject to the Plan and Code. The Alternate Payee’s Election Date will be the date the GLWB Participant Account is established. The Spouse Alternate Payee cannot select a joint Covered Person.
If the Alternate Payee is the GLWB Participant’s Spouse during the Accumulation Phase, he or she may elect to become a GLWB Participant by establishing a new Benefit Base that is based on the current Covered Fund Value on the date his or her GLWB Participant Account is established.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base, and cannot elect to become a GLWB Participant. Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Withdrawal Phase
Great-West will make payment to the Alternate Payee or establish a GLWB Participant Account on behalf of the Alternate Payee named in a QDRO approved during the Withdrawal Phase. The Alternate Payee is responsible for submitting a Request to begin Distributions in accordance with the Code.
If there is a Sole Covered Person
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the Covered Fund Value as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split.
With respect to a Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. If the Alternate Payee is the GLWB Participant’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAWs in accordance with the Contract, the Spouse Alternate Payee will become the sole Covered Person, subject to the requirements of the Plan, the Contract, and the Code. The Spouse Alternate Payee cannot select a joint Covered Person.
If there are two Covered Persons
Pursuant to the instructions in the QDRO, the Benefit Base, GAW, and the Covered Fund Value as of the effective date of the QDRO will be divided in the proportion specified in the QDRO. The GLWB Participant may continue to receive the proportional GAWs after the accounts are split, based on the amounts calculated pursuant to the joint Covered Person GAW%, but the GLWB Participant cannot select a new joint Covered Person. If there is no QDRO, a former Spouse will no longer qualify as a Covered Person.
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With respect to the Spouse Alternate Payee, Great-West will establish a GLWB Participant Account on behalf of the Alternate Payee where the GLWB Participant’s Benefit Base and Covered Fund Value are divided pursuant to the QDRO and where the Alternate Payee is in the Accumulation Phase. The Spouse Alternate Payee may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or to establish a new Benefit Base in the Accumulation Phase where the Benefit Base equals the Covered Fund Value on the date the Alternate Payee’s GLWB Participant Account is established. If the Spouse Alternate Payee elects to begin GAW’s in accordance with the Contract, the Spouse Alternate Payee will receive only the applicable joint Covered Person GAW% set forth in the Contract for the life of the Alternate Payee. The Spouse Alternate Payee cannot select a new joint Covered Person.
A non-Spouse Alternate Payee cannot elect to maintain the current Benefit Base or to become a GLWB Participant. With respect to a non-Spouse Alternate Payee, Great-West will make a lump sum payment or transfer outside of the Contract of the applicable portion of the Covered Fund Value in accordance with the QDRO.
Any election made by an Alternate Payee described in this section is irrevocable.
During the Settlement Phase
If a Request in connection with a QDRO is approved during the Settlement Phase, Great-West will divide the Installment pursuant to the terms of the QDRO, but Installments will not continue beyond the date on which they would have otherwise terminated had the divorce not occurred.
Effect of Annuitization
If the Code and the Retirement Plan permit and the GLWB Participant elects to annuitize their Covered Fund Value into a fixed annuity prior to the Settlement Phase, the GLWB will terminate and the Guarantee Benefit Fee will not be refunded. If, based upon information provided by the Contractowner, the GLWB Participant is entitled to a Distribution under the applicable terms and provisions of the Retirement Plan and the Code, all of the GLWB Participant Account Value may be applied to an annuity payment option selected by the GLWB Participant. Thereafter, the GLWB shall terminate. It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity starts, the GLWB Participant can no longer take withdrawals from the GLWB Participant Account Value.
Charges and Deductions
Variable Asset Charge
Currently, no Variable Asset Charge applies, but Great-West reserves the right to collect a Variable Asset Charge at an annualized rate of no more than 1.00% of average GLWB Participant Account Value to the Contract, which would be deducted on a daily basis. The Variable Asset Charge compensates Great-West for the expense risk it assumes in administering and servicing the Contract and the Separate Account. The Variable Asset Charge is collected through the calculation of the Net Investment Factor described in the section titled, GLWB Participant Account Value, above. The Variable Asset Charge, if assessed, would be deducted from the Accumulation Unit value used to calculate the GLWB Participant Account Value.
The Variable Asset Charge may be lower than the maximum rate for a Contract that has a lower risk of adverse expense experience. We will determine whether such a lower charge is available based on the following factors:
•Size of the prospective group;
•Projected annual contributions for all GLWB Participants in the group;
•Frequency of projected Distributions;
•Type and frequency of administrative and sales services provided; and
•Level of any applicable administrative charge.
Upon agreement with the Contractowner, we may increase the Variable Asset Charge up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Variable Asset Charge up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
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If the Variable Asset Charge is not sufficient to cover actual costs and risks assumed, the loss will fall on us. If the charge is greater than our actual costs and risks assumed, it will result in a profit to us.
Guarantee Benefit Fee
The Contract assesses a Guarantee Benefit Fee at an annualized rate of no more than 1.50% of Covered Fund Value. The Guarantee Benefit Fee compensates Great-West for the guarantees provided by the GLWB. It is calculated as a specified percentage of the Covered Fund Value (up to $5 million) and is deducted monthly from your GLWB Participant Account Value by redeeming Accumulation Units in the Variable Accounts. The fee may vary from 0.70% to no more than 1.50% of Covered Fund Value depending on our assessment of a number of factors, including interest rates, volatility, investment returns, mortality and lapse rates. Currently, the fee is 1.20% of Covered Fund Value.
The Guarantee Benefit Fee may be lower than the maximum rate if the risks and expenses associated with the GLWB are lower. We will determine whether a lower Guarantee Benefit Fee is available based on the same factors that we use with respect to the Variable Asset Charge.
We may increase the Guarantee Benefit Fee up to the maximum rate stated in this Prospectus at any time. Any increase in the rate of the Guarantee Benefit Fee up to the maximum rate may apply prospectively, either to all assets held in the Contract or only to Contributions made after the increase, as we designate.
Contract Maintenance Charge
We may deduct a Contract maintenance charge from your GLWB Participant Account Value of not more than $100.00 each calendar year. The Contract maintenance charge reimburses us for administrative expenses associated with establishing and maintaining your Contract. If applicable, we will deduct the Contract maintenance charge annually, on the anniversary of your Contract Date. The Contract Maintenance Charge, if assessed, would be deducted by redeeming Accumulation Units.
Premium Tax Deductions
Some states or other governmental entities charge Premium Taxes or similar taxes. Great-West is responsible for the payment of any such taxes and reserves the right to deduct the Premium Tax from GLWB Participant Account Values when the tax is due. We will give notice to all GLWB Participants prior to the imposition of any such deductions from the GLWB Participant Account Values. The applicable Premium Tax rates that states and other governmental entities impose currently range from 0% to 3.5% and are subject to change by the respective state legislatures, by administrative interpretations, or by judicial act. Such Premium Taxes will depend, among other things, on the state of residence of a GLWB Participant, the insurance tax laws, and the status of Great-West in these states when the Premium Taxes are incurred.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than the Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Expenses of the Covered Fund(s)
The net asset value of the Covered Fund reflects the deduction of the Covered Fund’s fees and deductions, which are described in the prospectus for the Covered Fund. You bear these costs indirectly when you allocate to the Variable Account. In addition, the Covered Fund may impose special transaction fees, such as redemption fees, based on GLWB Participant activity. If the Covered Fund imposes such a fee, that fee will be deducted from the GLWB Participant Account Value.
Managed Account Service and Other Financial Adviser Fees
If you are enrolled in the managed account service offered by an affiliate of Great-West, a charge will be deducted pro-rata across your selected investment options, including from this Contract. This charge will reduce your Covered Fund Value, but will not reduce your GLWB Benefit Base. The charge will be deducted quarterly.
Plan level fees, such as custodian fees, will be deducted pro-rata in the same manner from all Plan participant accounts.
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If you have elected to use an investment adviser or consultant other than the affiliated managed account service and want to pay their fees from this Contract, you can submit a written request to our service center on a form satisfactory to us. If we approve your request, we will withdraw the amount of the charge and pay it to you. We do not make payments to third parties. We treat this fee payment as an Excess Withdrawal, which means it will reduce your Covered Fund Value dollar-for-dollar. It will also reduce your GLWB Benefit Base, which could be greater than the amount withdrawn as set forth in the Numerical Example immediately above, and this could be significant. In addition, this withdrawal may be subject to federal and state income taxes, and a 10% additional federal tax if you are under age 59 1∕2 may apply.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract.
Great-West is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
Plan Fees and Charges
You may incur Plan level fees, such as custodian charges in connection with your Plan that will be deducted from all Plan GLWB Participant Account Values as well as from their other Plan investment options. These will reduce your Covered Fund Value on a pro-rata basis, but will not affect your GLWB Benefit Base.
Amounts Remitted to the Plan
Great-West, as recordkeeper, may remit to the Plan for the benefit of Plan participants a portion of the compensation it receives under the Contract for providing administrative services based on the amount of assets in the Covered Fund.
Requesting Transfers
There is no charge for Transfers. Prior to your Annuity Commencement Date, you can Transfer all or a portion of your GLWB Participant Account Value to other investment options within the Plan by Request. Great-West reserves the right to limit the number of transfers or set a minimum transfer amount. Please see your Contract for more information.
Currently only one Covered Fund is available for investment under the Contract – the SecureFoundation Balanced Fund. Transfers can be made only to other investment options under your Plan. A request for a withdrawal or Transfer of your total Covered Fund Value in the SecureFoundation Balanced Fund will result in termination of your participation in the GLWB and the Contract, and your Benefit Base will be reduced to zero.
When Requesting a Transfer, you should consider its impact on your GLWB. A Transfer will result in a withdrawal from the Covered Fund, which may be treated as an Excess Withdrawal. Excess Withdrawals will reduce the guaranteed payments you receive under the GLWB, particularly when the Excess Withdrawal occurs during periods when the Covered Fund is subject to negative market performance. All withdrawals are treated as Excess Withdrawals during the Accumulation Phase of the GLWB. During the Withdrawal Phase, the sum of your withdrawals in excess of your GAW is an Excess Withdrawal.
Your Transfer Request must specify:
•the amounts being Transferred; and
•the other investment option that will receive the Transfer.
A Transfer will take effect on the later of the date designated in the Request or the Valuation Date when we receive the Transfer Request at our Administrative Offices. Currently, there is no limit on the number of Transfers you can make to other investment options each calendar year. However, Great-West reserves the right to limit, upon notice, the number of Transfers you can make.
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You may make Transfers by telephone or through the Internet. Great-West will use reasonable procedures in monitoring and accepting telephonic and Internet Transfer Requests designed to ensure that those Requests are genuine, such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Great-West will not be liable for losses resulting from telephone or Internet Requests reasonably believed to be genuine.
We reserve the right to suspend telephone or Internet transaction privileges at any time, for some or all Contracts, at our discretion, to require that each Transfer Request be made by a separate communication to us or that that each Transfer Request be submitted in writing and signed by you. Transfer Requests by fax will not be accepted. We also reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges at any time or to impose other restrictions, including, without limitation, that a minimum amount be Transferred or that the full Covered Fund Value be Transferred if less than a minimum amount would remain in the Variable Account. Moving large amounts of money may also cause a substantial increase in Covered Fund any transaction costs which you must bear.
Market Timing and Excessive Trading
The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of GLWB Participants in the underlying Covered Fund. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Covered Fund’s portfolio securities and the reflection of that change in the Covered Fund’s share price. In addition, frequent or unusually large Transfers may harm performance by increasing Covered Fund expenses. For example, excessive trading may force the Covered Fund more frequently to trade shares of the underlying funds in which they invest, which would increase the Covered Fund’s acquired fund fees and expenses.
We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by GLWB Participants. As part of those procedures, the Covered Fund has instructed us to perform standardized trade monitoring and request reports of the GLWB Participant’s trading activity if prohibited trading is suspected. If a GLWB Participant’s trading activity is determined to constitute prohibited trading, as defined by the Covered Fund, Great-West will notify the GLWB Participant that a trading restriction will be implemented if the GLWB Participant does not cease the prohibited trading.
If the Covered Fund determines, or we determine based on the Covered Fund’s definition of prohibited trading, that the GLWB Participant continues to engage in prohibited trading, we will restrict the GLWB Participant from making Transfers into the identified Covered Fund for the period of time specified by the Covered Fund. Restricted GLWB Participants will be permitted to make Transfers out of the Covered Fund. When the Covered Fund’s restriction period has been met, the GLWB Participant will automatically be allowed to resume Transfers into the identified Covered Fund.
Additionally, if prohibited trading persists, the Covered Fund may, pursuant to its prospectus and policies and procedures, reject all trades initiated by the Plan, including those trades of individuals who are not engaging in prohibited trading. Inherently subjective judgments will be involved if a Covered Fund decides to reject all trades initiated by a Plan. The discretionary nature of our procedures creates a risk that we may treat some Plans or some GLWB Participants differently than others.
We endeavor to ensure that our procedures are uniformly and consistently applied to all GLWB Participants, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with GLWB Participants whereby we permit prohibited trading. A Plan sponsor may elect to implement Plan level restrictions to prevent or minimize prohibited trading by GLWB Participants.
The Covered Fund may have adopted its own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectus for the Covered Fund should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of the Covered Fund may be different, and more or less restrictive, than the frequent trading policies and procedures we have adopted to discourage prohibited trading. For example, the Covered Fund may impose a redemption fee. GLWB Participants should also be aware that we are legally obligated to provide (at the Covered Fund’s request) information about each amount you cause to be deposited into the Covered Fund (including by way of premium payments and Transfers under your Contract) or removed from the Covered Fund (including by way of withdrawals and Transfers under your Contract). If a Covered Fund identifies you as having violated the Covered Fund’s frequent trading policies and procedures, we are obligated, if the Covered Fund requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Covered Fund. Under rules adopted by the SEC we are required to: (1) enter into a written agreement with the Covered Fund or its principal underwriter that will obligate us to provide to the Covered Fund promptly upon request certain information about the trading activity of individual GLWB Participants, and (2) execute instructions from the Covered Fund to restrict or prohibit further purchases or Transfers by specific GLWB Participants who violate the frequent trading policies established by the Covered Fund. Accordingly, if you do not comply with the
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Covered Fund’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into the Covered Fund or directing any Transfers or other exchanges involving the Covered Fund. You should review and comply with the Covered Fund’s frequent trading policies and procedures, which are disclosed in the Covered Fund’s current prospectus.
We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on GLWB Participants engaging in prohibited trading. In addition, our orders to purchase shares of the Covered Fund are generally subject to acceptance by the Covered Fund, and in some cases the Covered Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any GLWB Participant’s Transfer Request if our order to purchase shares of the Covered Fund is not accepted by, or is reversed by, an applicable Covered Fund.
Please note that other insurance companies and retirement plans may also invest in the Covered Fund and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. The purchase and redemption orders received by the Covered Fund generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Covered Fund’s ability to apply its frequent trading policies and procedures. As a result, there is a risk that the Covered Fund may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Covered Fund will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Covered Fund. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Covered Fund.
Annuity Payment Options
You are not required to annuitize this Contract. You may elect an Annuity Commencement Date and the form of annuity payments at any time prior to the Settlement Phase. There is no maximum age at which you may elect to annuitize.
It is generally not in your best interest to annuitize this Contract rather than using the GLWB, which is provided as a standard feature, as the annuity payout could be less than the GLWB payment, and you would forfeit the Guarantee Benefit Fees paid. Once annuity payments start, the GLWB Participant can no longer take withdrawals from the Participant Account Value.
If the Payee is entitled to a distribution under the applicable terms and provisions of the Plan and the Code sections governing the Plan as determined by the Contractowner, all or a portion of a GLWB Participant Account may be applied to an annuity payment option selected by the Payee. You can choose from the annuity payment options described below, and to the extent available under the Plan, any other annuity payment options which Great-West may choose to make available in the future. Annuity payment options are available only on a fixed basis. The amount to be applied to an annuity payment option is: (i) the portion of the GLWB Participant Account Value you elected; less (ii) Premium Tax, if any, as of the Annuity Commencement Date; less (iii) any fees described in your Contract. We will determine your annuity payment by applying the appropriate annuity rate to the portion of your GLWB Participant Account Value you elected to apply to such annuity payment option.
Option 1 - Life Only Annuity
Under a Life Only Annuity, the Annuitant will receive payments beginning on the Annuity Commencement Date and ending with the last payment owed before the Annuitant’s death. It would be possible under this option for the Annuitant to receive only one annuity payment if the Annuitant died before the second annuity payment. If the Annuitant dies before the Annuity Commencement Date, the Participant Account Value shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus. Generally, you may select from the following frequencies for your annuity payments: monthly, quarterly, semi-annually or annually.
Option 2 - Joint & Survivor Annuity
Under a Joint & Survivor Annuity, the Annuitant will receive a life only annuity with payments beginning on the Annuity Commencement Date. If the Annuitant dies on or after the Annuity Commencement Date and is survived by the joint Annuitant, in accordance with the Annuitant’s election and the terms of the Code and the Plan, a percentage of the Annuitant’s annuity payment will become payable to the joint Annuitant in form of a Life Only Annuity. If the Annuitant dies after the Annuity Commencement Date and is not survived by the joint Annuitant, annuity payments will end with the last payment owed before the Annuitant’s death. The selection of
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the joint Annuitant is irrevocable. It would be possible under this option for the Annuitant and the joint Annuitant to receive only one annuity payment if both persons died prior to the date of the second annuity payment. If both the Annuitant and joint Annuitant die before the Annuity Commencement Date, the GLWB Participant Account Value also shall include the amount applied toward the purchase of the annuity payment option and is payable to the designated beneficiary(ies). The Contract will operate as if the annuity payment option purchase had never occurred; the designated beneficiary(ies) would receive no annuity payments; and the GLWB would terminate. See “Termination of the GLWB” earlier in this Prospectus. Generally, you may select from the following frequencies for your annuity payments: monthly, quarterly, semi-annually or annually.
Other annuity payment options permitted under the Plan and acceptable to Great-West may be offered. Please contact your Plan Sponsor or the Contractowner, as the case may be, or your GWFS representative to determine the annuity payment options available under your Contract.
Taxation of the Contract and the GLWB
The following is a general discussion based on our interpretation of current United States federal income tax laws. This discussion does not address all possible circumstances that may be relevant to the tax treatment of a particular GLWB Participant. In general, this discussion does not address the tax treatment of transactions involving investment assets held in your GLWB Participant Account except insofar as they may be affected by the holding of a GLWB. Further, it does not address the consequences, if any, of holding a GLWB under applicable federal estate tax laws or state and local income and inheritance tax laws. You should also be aware that the tax laws may change, possibly with retroactive effect. Prospective Contractowners and GLWB Participants should consult their own tax advisors regarding the potential tax implications of purchasing a Contract or GLWB in light of their particular circumstances.
In General
The proper characterization of the Contract and consequences for federal income tax purposes have not been directly addressed in any cases, administrative rulings or other published authorities. We can give no assurances that the Internal Revenue Service (“IRS”) will agree with our interpretations regarding the proper tax treatment of a Contract or GLWB or the effect (if any) of the purchase of a Contract or GLWB on the tax treatment of any transactions in your GLWB Participant Account, or that a court will agree with our interpretations if the IRS challenges them. You should consult a tax advisor before purchasing a Contract or GLWB.
The following discussion generally applies to Contracts and GLWBs treated as annuity contracts maintained as part of a Retirement Plan (a “Qualified Contract”).
Qualified Contracts
Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1∕2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.
We generally are required to confirm, with the Plan Sponsor or otherwise, that surrenders or Transfers Requested by GLWB Participants comply with applicable tax requirements and to decline Requests that are not in compliance. We will defer such payments Requested by GLWB Participants until all information required under the tax law has been received. By Requesting a surrender or Transfer, a GLWB Participant consents to the sharing of confidential information about the GLWB Participant, the Contract, and transactions under the Contract, the GLWB and any other 403(b) contracts or accounts the GLWB Participant has under the Plan among us, the employer or Plan Sponsor, any Plan administrator or recordkeeper, and other product providers.
Numerous changes have been made to the income tax rules governing Section 403(b) contracts as a result of legislation enacted during the past several years, including rules with respect to: maximum contributions, required distributions, penalty taxes on early or insufficient distributions, and income tax withholding on distributions.
Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for themselves and their employees. Adverse tax consequences to the Retirement Plan, the GLWB Participant, or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the Plan complies with all the requirements applicable to such benefits prior to transferring the Contract.
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Tax on Distributions. In the case of distributions from a Qualified Contract, including payments to a GLWB Participant from a GLWB, a ratable portion of the amount received is taxable, generally based on the ratio of the GLWB Participant’s cost basis (if any) to the GLWB Participant’s total accrued benefit under the Plan. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from a Qualified Contract. To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible retirement plan, no tax penalty will be imposed. The tax penalty also will not apply to: (a) distributions made on or after the date on which the GLWB Participant reaches age 59 1∕2; (b) distributions following the GLWB Participant’s death or disability (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the GLWB Participant’s life (or life expectancy) or the joint lives (or joint life expectancies) of the GLWB Participant and an eligible designated beneficiary; (d) distributions if a plan sponsor eliminates a lifetime income investment from the retirement plan; and (e) certain other distributions specified in the Code.
Generally, distributions from a Qualified Contract must commence no later than April 1 of the calendar year following the year in which the individual attains age 72 (if the individual was born on or after July 1, 1949) or 70 1∕2 (if the individual was born before July 1, 1949) or, if later, retires from employment with the Plan Sponsor. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Distribution requirements also apply to Section 403(b) contracts upon the death of the individual. If the RMDs are not made, a 50% penalty tax is imposed as to the amount not distributed.
Distributions from Qualified Contracts generally are subject to withholding for the individual’s federal income tax liability, subject to the individual’s election not to have tax withheld. The withholding rate varies according to the type of distribution and the individual’s tax status. “Eligible rollover distributions” from Qualified Contracts and certain other retirement plans are subject to a mandatory federal Income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’ Spouse or former Spouse as beneficiary or alternate payee) from such a Plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s Spouse or former Spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or Section 403(b) contract; or (ii) non-Spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
The Contract provides that upon your death, a surviving Spouse may have certain rights that he or she may elect to exercise for the Contract’s death benefit and any joint life coverage under the GLWB. All Contract provisions relating to spousal continuation are available only to a person recognized as a spouse under Federal law. These rights are not available to a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. You should consult a tax advisor for more information on this subject.
GLWB Provisions. The following should be considered in connection with investing in the Contract and the GLWB:
•We are not responsible for determining whether a GLWB complies with the terms and conditions of, or applicable law governing, the Plan. The Plan Sponsor is responsible for making that determination. Similarly, we are not responsible for administering any applicable tax or other legal requirements applicable to the Plan. The Plan Sponsor, the GLWB Participant or a service provider for the Plan is responsible for determining that distributions, beneficiary designations, investment restrictions, charges and other transactions under a GLWB are consistent with the terms and conditions of the Plan and applicable law.
•If the GLWB Participant’s Spouse is a joint Covered Person, that Spouse must be the GLWB Participant’s sole designated beneficiary under the Plan.
•The GLWB Participant’s Account is subject to RMD rules. During the Withdrawal Phase, withdrawals taken to satisfy RMD requirements will not be treated as Excess Withdrawals to the extent that the RMD is attributable to Covered Fund Value, which is the proportional amount of your total account value under the Plan that is invested in the Covered Fund, and the RMD election is based on life expectancy. In the event of a dispute about the proportion of the RMD amount that is attributable to Covered Fund Value, our determination will govern. In some circumstances, compliance with the minimum distribution rules may affect the amount and timing of Installments pursuant to the GLWB.
•The Plan can be terminated, or the availability of the GLWB under the Plan otherwise discontinued by persons other than the GLWB Participant.
Spousal Consent Requirements for Certain Distributions from 401(a) and 403(b) Plans. If your Retirement Plan is a 401(a) or ERISA- covered 403(b) Plan, written spousal consent may be required before you can receive distributions in a form other than a “Qualified Joint and Survivor Annuity.” In addition, your Spouse may have rights to a “Qualified Preretirement Survivor Annuity” upon your death. These rules and their exceptions are complex and there is no definitive guidance on their application to GLWBs. If these rules are determined to
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apply to the GLWBs, written spousal consent may be required before you can begin receiving or continue to receive GAW payments. The application of these rules can also lead to unexpected consequences if spousal consent is not received. Potential Contractowners should consult a tax or legal advisor before purchasing a Contract if the Retirement Plan is subject to these rules.
Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.
Deduction of third-party advisory fees from the Contract: Withdrawal of fees to pay a third-party investment adviser may be subject to federal and state income taxes, and a 10% additional federal penalty tax if you are under age 59 1∕2 may apply.
Seek Tax Advice. The above description of federal income tax consequences of Qualified Contracts is only a brief summary meant to alert you to the issues and is not intended as tax advice. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. Any person considering the purchase of a Contract should first consult a qualified tax advisor.
Contract Termination
Either Great-West or the Plan Sponsor may terminate the Contract upon written request to the other party. The terminating party must provide the other party with advance written notice, in accordance with the terms of the Contract, that the Contract will terminate on a specific date in the future (“Contract Termination Date”).
If Great-West terminates the Contract: after the Contract Termination Date: (a) no further Contributions will be made to the Contract; and (b) no new GLWB Participant Accounts will be established. After the Contract Termination Date, Great-West will continue to administer all GLWB Participant Accounts in accordance with the provisions of the Contract.
If the Plan Sponsor terminates the Contract: all benefits, rights and privileges provided by the Contract shall terminate, including the GLWB, except those benefits and rights conferred on GLWB Participants in the Settlement Phase at the time the Contract is terminated. GLWB Participants who are not eligible to receive Distributions under the Plan or who are eligible to receive Distributions, but do not take a Distribution and rollover the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature before the Contract Termination Date, shall have their Benefit Base and Covered Fund Value reduced to zero.
Generally, effective January 1, 2020, if the Plan Sponsor eliminates a lifetime income investment from the Retirement Plan, GLWB Participants may be eligible to receive a Distribution 90 days prior to the date such lifetime income investment is no longer available. Please consult with your Plan Sponsor and/or qualified tax advisor.
On direction by the Plan Sponsor to pay the GLWB Participant Account Value, Great-West will remit the GLWB Participant Account Value within 7 calendar days of the Contract Termination Date. If the Plan Sponsor terminates its Plan (“Plan Termination”) with assets invested in the Contract, the Plan Sponsor will provide Great-West written notice of Plan Termination, and confirm that all final Contributions have been remitted to Great-West. In addition, the Plan Sponsor must provide any information or instructions Great-West may reasonably require.
The Plan Sponsor acknowledges that the amount distributed from the Contract upon Plan Termination will be equal to the balance of each GLWB Participant Account as reflected in Great-West’s records on the date of distribution, less any outstanding charges or fees, income tax withholding, Premium Taxes, or other fees applicable under the terms of the Contract. The Contract will terminate once all Plan assets have been distributed.
A GLWB Participant who is eligible to receive Distributions under the Retirement Plan may elect a direct rollover of the Covered Fund Value to an IRA or Individual Retirement Annuity that offers a Great-West approved GLWB feature, if available. In this situation, the Benefit Base and GAW, if applicable, will be retained as of the date of Distribution from the Covered Fund and will apply to the new GLWB feature.
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If the GLWB Participant does not elect or is not eligible to receive a Distribution, the GLWB Participant Account Value will be liquidated and invested pursuant to the terms of the Retirement Plan. The liquidation will cause the Benefit Base and the Covered Fund Value to be reduced to zero and all benefits provided by the Contract and the GLWB to terminate.
Voting Rights
To the extent required by applicable law, Great-West will vote all Covered Fund shares held in the Separate Account at regular and special shareholder meetings of the Covered Fund in accordance with instructions received from persons having voting interests in the corresponding Variable Account. If the 1940 Act or any regulation is amended, or if the present interpretation thereof changes, or if Great-West determines that we are allowed to vote all Covered Fund shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, the GLWB Participant under a 403(b) Plan or the Contractowner under all other Plans has the voting interest.
The number of votes that are available will be calculated for the Variable Account. That number will be determined by applying the GLWB Participant’s percentage interest, if any, in the Variable Account to the total number of votes attributable to that Variable Account. The GLWB Participant or Contractowner, as applicable, hold a voting interest in the Variable Account to which GLWB Participant Account Value is allocated. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Covered Fund.
Shares for which we do not receive timely instructions and shares we hold as to which GLWB Participants and Contractowners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Variable Account. Therefore, because of proportional voting, a small number of GLWB Participants or Contractowners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Payment of Withdrawal Proceeds
We usually pay the amounts of any surrender, cash withdrawal or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:
•The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC;
•The SEC permits, by an order, the postponement for the protection of Contractowners;
•The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; and
•When mandated under applicable law.
Distribution of the Contracts
GWFS is the principal underwriter and the distributor of the Contracts, and is a wholly-owned indirect subsidiary of Great-West. GWFS is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone (800) 701-8255.
The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS agents, independent registered insurance brokers and other registered broker-dealers is 8.0%. The Company also may pay a marketing allowance or allow other promotional incentives or payments to eligible broker/dealers in the form of cash or other compensation, as mutually agreed upon by the Company and eligible broker/dealers, to the extent permitted by FINRA rules and other applicable laws and regulations.
Compensation paid to GWFS agents, independent registered insurance brokers and other broker-dealers is not paid directly by Contractowners or the Separate Account. Great-West and its affiliates intend to fund this compensation through fees and charges imposed under the Contract, and from profits on payments received by Great-West and its affiliates for providing administrative, marketing, and other support and services to the Covered Fund. Great-West and its affiliates may pay a portion of the compensation received from Covered Fund to GWFS agents, independent registered insurance brokers, and other broker-dealers for distribution services.
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In addition to the direct cash compensation described above for sales of the Contracts, Great-West and/or its affiliates also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Contract and other products distributed by GWFS, including the Covered Fund under the Contract. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Currently, GWFS agents are eligible to receive additional cash compensation in the form of a bonus when retirement plan clients invest in affiliated products. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in the Covered Fund through the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Contract instead of other products, which may not necessarily be to your benefit.
You should ask your GWFS agent, independent registered insurance broker or other broker-dealer representative for further information about compensation he or she may receive in connection with your purchase of a Contract.
Rights Reserved by Great-West
We reserve the right to make certain changes to the structure and operation of the Separate Account if, in our judgment, they would best serve the interests of Contractowners or GLWB Participants, or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. When required by law, Great-West will obtain the applicable GLWB Participant’s or Contractowner’s approval of the changes, as well as any required approval from any appropriate regulatory authority. Great-West will provide notice of these changes to the Contractowner or GLWB Participant at the Contractowner’s or GLWB Participant’s last known address on file with Great-West.
Subject to compliance with applicable law, we may make certain changes to the investment options available under the Contract, including adding Variable Accounts that invest in investment portfolios suitable for the Contract, removing Variable Accounts, or substituting the Covered Fund in which a Variable Account invests. If Great-West informs you that we are closing to new investment the Variable Account to which you are currently allocating money, we will ask that you promptly submit future alternative allocation instructions. If Great-West does not receive your changed allocation instructions, we may return all affected new Contributions or Transfers or allocate those Contributions and Transfers as indicated in the written notice provided to you. Contributions and Transfers you had made to a Variable Account closed to new investment before the effective date of the notice may be kept in the closed Variable Account.
Unclaimed and Abandoned Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for Covered Persons, beneficiaries, and other payees, and annuitants. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are reasonably likely to have a material adverse impact on the Separate Account, on the ability of GWFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
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Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company of New York included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York, included in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Available Information
This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Please consult the Registration Statement and exhibits for further information relating to Great-West and the Contracts. Statements contained in this Prospectus regarding the content of the Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, please consult the instruments as filed as exhibits to the Registration Statement.
The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information (SAI) and other information filed electronically by Great-West concerning the Contract and the Series Account.
The SAI contains more specific information relating to the Series Account and Great-West, such as:
•general information;
•information about Great-West Life & Annuity Insurance Company of New York and the Separate Account;
•services;
•withholding; and
•financial statements.
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Appendix A – Covered Fund Available Under the Contract
The following is a list of the Covered Fund(s) currently available under the Contract. More information about the available Covered Fund is available in the prospectus for the Covered Fund, which may be amended from time to time and can be found online at https://www.greatwestinvestments.com/great-west-funds/fund-documents.shtml. You can also request this information at no cost by calling (866) 831-7129 or sending an email request to email@greatwestfunds.com.
The current expenses and performance information below reflect fees and expenses of the Covered Fund(s), but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Covered Fund is not necessarily an indication of future performance.
COVERED FUND TYPE	COVERED FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Balanced	Great-West SecureFoundation® Balanced Fund Adviser: Great-West Capital Management, LLC Sub-Adviser: N/A	0.25%[1]	11.45%	10.14%	9.27%
[1] This Covered Fund’s Current Expense reflects temporary fee reduction.
A-1

You can find more detail pertaining to the Contract in the Statement of Additional Information (the “SAI”), dated May 1, 2022, which has been filed with the SEC. The SAI has been incorporated by reference as a matter of law into this Prospectus. The SAI may be obtained without charge by contacting the Company at its Administrative Office or by calling (866) 696-8232. You may also obtain copies of the Prospectus, material incorporated by reference and another information regarding the Company.
Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment, of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C0001639553.
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VARIABLE ANNUITY-8 SERIES ACCOUNT
GREAT-WEST SECUREFOUNDATION® II VARIABLE ANNUITY
A Group Flexible Premium Variable Deferred Annuity Contract
issued by
Great-West Life & Annuity Insurance Company  of New York
370 Lexington Avenue, Suite 703
New York, New York 10017
Telephone: (800) 537-2033
STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 2, 2022, which is available without charge by contacting the Retirement Service Center at P.O. Box 173764, Denver, Colorado 80217-3764, or at (866) 696-8232.
The date of this Statement of Additional Information is
May 2, 2022
i

ii

GENERAL INFORMATION
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK AND VARIABLE ANNUITY-8 SERIES ACCOUNT
Great-West Life & Annuity Insurance Company of New York (the “Company”) (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. Great-West is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is a wholly-owned subsidiary of Great-West Lifeco U.S. LLC, a holding company, which in turn is a wholly-owned subsidiary of Great-West Financial (Nova Scotia) Co., also a holding company. Great-West Financial (Nova Scotia) Co. is a wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.
The assets allocated to the Variable Annuity-8 Series Account (the “Separate Account”) are the exclusive property of the Company. Registration of the Separate Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Separate Account proceeds from charges under the Contracts and other amounts in excess of the Separate Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Variable Account may not be insulated from liability associated with another Variable Account.
On June 3, 2019, GWL&A entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West  under substantially all of its non-participating individual life insurance and annuity business and group life and health business. The Contract was not impacted by the transaction.
LEGAL MATTERS
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.
SERVICES
A. Safekeeping of Separate Account Assets
The assets of the Separate Account are held by the Company. The assets of the Separate Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of the Portfolios. Additional protection for the assets of the Separate Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West LifeCo, Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) aggregate, which covers all officers and employees of the Company.
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B. Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Variable Annuity-8 Series Account’s independent registered public accounting firm.
The financial statements and financial highlights of each of the investment divisions of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
 Independent Auditor
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
C. Principal Underwriter
The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. (“GWFS”), a wholly owned subsidiary of the Company. GWFS is a Delaware corporation, registered as a broker/dealer with the SEC, and a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so.
WITHHOLDING
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.
FINANCIAL STATEMENTS
The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Separate Account. The interests of Participants under the Contracts are affected solely by the investment results of the Separate Account.
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Great-West Life & Annuity Insurance Company of New York

(A wholly-owned subsidiary of Great-West Life & Annuity Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2021 and 2020 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of Three Years in the Period Ended December 31, 2021 and Report of Independent Registered Public Accounting Firm

Deloitte & Touche LLP 1601 Wewatta Street, Suite 400 Denver, CO,80202 USA Tel: +1 303-292-5400 Fax: 303 312 4000 www.Deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company of New York

New York, New York

Opinions

We have audited the statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York (the “Company”) (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the New York State Department of Financial Services. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, the supplemental schedule of selected financial data, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

April 15, 2022
Denver, CO

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020

Admitted assets:

Cash and invested assets:

Bonds	$2,758,518	$1,868,877

Preferred stock	—	842

Mortgage loans (net of allowances of $20 and $20)	214,706	238,564

Contract loans	14,308	16,034

Cash, cash equivalents and short-term investments	128,665	516,224

Securities lending collateral assets	6,357	3,794

Other invested assets	22,054	19,670

Total cash and invested assets	3,144,608	2,664,005

Investment income due and accrued	17,611	14,215

Premiums deferred and uncollected	354	384

Funds held or deposited with reinsured companies	243,958	256,739

Current federal income taxes recoverable from affiliate	2,717	473

Deferred income taxes	—	3,691

Due from affiliates	1,869	12

Other assets	27,670	4,341

Assets from separate accounts	699,997	674,708

Total admitted assets	$4,138,784	$3,618,568

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2021 and 2020

(In Thousands, Except Share Amounts)

	December 31,
	2021	2020

Liabilities, capital and surplus:

Liabilities:

Reserves for life insurance and annuities	$1,971,158	$2,165,038

Liability for deposit-type contracts	1,132,610	447,107

Provision for policyholders’ dividends	1,400	1,800

Asset valuation reserve	11,232	8,238

Interest maintenance reserve	72,058	94,771

Due to parent and affiliates	23,203	1,743

Payable for securities lending collateral	6,357	3,794

Other liabilities	27,716	32,192

Liabilities from separate accounts	699,797	674,554

Total liabilities	3,945,531	3,429,237

Contingencies (See Note 15)

Capital and surplus:
Common stock, $1,000 par value; 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500

Gross paid in and contributed surplus	253,014	253,014

Unassigned deficit	(62,261)	(66,183)

Total capital and surplus	193,253	189,331

Total liabilities, capital and surplus	$4,138,784	$3,618,568

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Operations

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Income:

Premium income and annuity considerations	$524,091	$1,653,527	$(395,942)

Net investment income	67,751	31,020	39,787

Amortization of interest maintenance reserve	9,474	5,230	778

Commission and expense allowances on reinsurance ceded	4,683	6,315	5,750

Other miscellaneous income	23,129	7,152	13,152

Total income	629,128	1,703,244	(336,475)

Expenses:

Death benefits	5,711	7,967	6,745

Annuity benefits	15,269	1,597	4,815

Surrender benefits	1,556,963	239,470	278,998

(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(193,158)	1,347,799	(577,236)

Other benefits	11,410	190	159

Total benefits	1,396,195	1,597,023	(286,519)

Commissions	2,347	191,136	12,711

Other insurance expenses	28,525	14,276	13,273

Net transfers from separate accounts	(801,825)	(49,023)	(69,379)

Interest maintenance reserve reinsurance activity	(11,174)	92,485	(21,652)

Total benefits and expenses	614,068	1,845,897	(351,566)

Net gain (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	15,060	(142,653)	15,091

Dividends to policyholders	1,026	1,498	1,938

Net gain (loss) from operations after dividends to policyholders and before federal income taxes and net realized capital gains (losses)	14,034	(144,151)	13,153

Federal income tax (benefit) expense	(210)	316	(13,275)

Net gain (loss) from operations before net realized capital gains (losses)	14,244	(144,467)	26,428

Net realized capital gains (losses), less tax benefits of $12, $0, and $159, and transfers to interest maintenance reserve	45	—	(596)

Net income (loss)	$14,289	$(144,467)	$25,832

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019

Capital and surplus, beginning of year	$189,331	$113,835	$81,442

Net income (loss)	14,289	(144,467)	25,832

Change in net unrealized capital losses, net of income taxes	(1,024)	(86)	—

Change in net deferred income taxes	(3,609)	12,812	(12,707)

Change in non-admitted assets	(147)	(10,372)	7,891

Change in asset valuation reserve	(2,994)	(2,999)	2,699

Surplus paid in	—	220,564	—

Change in surplus as a result of reinsurance	(2,639)	29	8,663

Changes in capital and surplus as a result of separate accounts	46	15	15

Net change in capital and surplus for the year	3,922	75,496	32,393

Capital and surplus, end of year	$193,253	$189,331	$113,835

See notes to statutory financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Operating activities:

Premium income	$523,489	$675,322	$207,985

Investment income received, net of investment expenses paid	80,931	31,407	39,793

Other miscellaneous income received	37,954	18,101	22,959

Benefit and loss related payments	(1,592,719)	(248,611)	(289,357)

Net transfers from separate accounts	801,825	49,035	72,965

Commissions, other expenses and taxes paid	(31,292)	(204,826)	(24,982)

Dividends paid to policyholders	(1,426)	(1,998)	(2,239)

Federal income taxes (paid) received, net	(1,498)	(1,911)	8,353

Net cash (used in) provided by operating activities	(182,736)	316,519	35,477

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	337,264	119,142	142,434

Stocks	828	—	—

Mortgage loans	43,027	1,622	25,136

Other	4,589	—	3

Cost of investments acquired:

Bonds	(1,254,518)	(171,055)	(252,696)

Mortgage loans	(22,000)	(4,000)	—

Other	—	91	(153)

Net change in contract loans	307	403	197

Net cash used in investing activities	$(890,503)	$(53,797)	$(85,079)

See notes to statutory financial statements.	Continued

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Statutory Statements of Cash Flows

Years Ended December 31, 2021, 2020 and 2019

(In Thousands)

	Year Ended December 31,
	2021	2020	2019
Financing and miscellaneous activities:

Capital and paid in surplus	$—	$220,564	$—

Deposit-type contract withdrawals, net of deposits	674,897	(50)	(174)

Other	10,783	3,420	(204)

Net cash provided by (used in) financing and miscellaneous activities	685,680	223,934	(378)

Net (decrease) increase in cash, cash equivalents and short-term investments	(387,559)	486,656	(49,980)

Cash, cash equivalents and short-term investments:

Beginning of year	516,224	29,568	79,548

End of year	$128,665	$516,224	$29,568

In 2020, non-cash transfers of $1,193 million of assets and liabilities occurred as a part of the MassMutual transaction. In 2019, non-cash transfers of $646 million of assets and liabilities occurred as a part of the Protective transaction. Refer to Note 8 for further information on the MassMutual transaction.

See notes to statutory financial statements.	Concluded

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

1. Organization and Significant Accounting Policies

Great-West Life & Annuity Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York State Department of Financial Services (the “Department”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the State of New York and Illinois.

Effective December 31, 2020, the Company completed the acquisition, via indemnity reinsurance (“the MassMutual transaction”), of the retirement services business of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company has now assumed the economics and risks associated with the reinsurance business. Per the transaction agreement, the Company acquired Statutory assets equal to liabilities. The business assumed is primarily group annuities. See Note 8 for further discussion of the MassMutual transaction.

Effective June 1, 2019, the Company completed the sale, via indemnity reinsurance (the “Protective transaction”), of substantially all of its individual life insurance and annuity business to Protective Life and Annuity Insurance Company (“Protective”) who now assumes the economics and risks associated with the reinsured business. Per the transaction agreement, the Company transferred Statutory assets equal to liabilities. The business transferred included bank-owned and corporate-owned life insurance, single premium life insurance, individual annuities as well as closed block life insurance and annuities. The Company will retain a block of participating life insurance policies, which are now administered by Protective. Post-transaction, the Company will focus on the defined contribution retirement and asset management markets.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Department. The Department requires that insurance companies domiciled in the State of New York prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the State of New York Superintendent of Financial Services.

The Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The NAIC SAP has been adopted as a component of prescribed or permitted practices by the Department. The Department has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. Specifically, for New York domiciled companies, the amount of ceded reserves are limited to the amount of direct reserves while NAIC SAP does not have this specific requirement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

A reconciliation of the Company’s capital and surplus and statutory net income between NAIC SAP and practices prescribed by the Department, and the resulting tax impacts, are shown below.

	Statutory Capital and Surplus		Statutory Net (Loss) Income
	December 31,		Year ended December 31,
	2021	2020	2021	2020	2019

New York prescribed basis	$ 193,253	189,331	$14,289	$ (144,467)	$25,832

State prescribed practices, ceded reserves

Ceded reserves	—	1,061	(1,061)	(277)	(260)

Current income taxes on ceded reserves	—	(344)	344	33	(41)

Deferred taxes	—	(223)	223	58	(281)

Reduction to non-admit deferred taxes	—	156	(156)	(70)	226

NAIC SAP basis	$193,253	$189,981	$13,639	$(144,723)	$25,476

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•	Perpetual preferred stock is recorded at fair value not to exceed the currently effective call price. Under GAAP, perpetual preferred stock is recorded at fair value.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and mortgage loans attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses and OTTI” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•

The policyholder’s share of net income on participating policies that has not been distributed to participating policyholders is included in capital and surplus in the statutory financial statements. For GAAP, these amounts are reported as a liability with a charge to net income.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Impact of COVID-19 on significant judgments, estimates and assumptions

The COVID-19 pandemic continues to cause material disruption to businesses globally, resulting in continued economic pressures. While rising vaccination rates have led governments in different regions to ease restrictions put in place, many factors continue to extend economic uncertainty, including but not limited to: the availability, adoption and uncertainty around the effectiveness of vaccines; the emergence of COVID-19 variants; and the extent and timing of related government and central bank actions. The Company has developed flexible strategies to manage the current environment and leverage opportunities for the future. The duration and impact of the COVID-19 pandemic continues to be unknown at this time. The results of the Company reflect management’s judgments regarding the impact of prevailing market conditions.

Significant statutory accounting policies

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•	Perpetual preferred stocks are carried at fair value not to exceed the currently effective call price.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and allowances for credit losses. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Prepayment penalty and origination fees are recognized in net investment income upon receipt.

•

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.
•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

•

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

•

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•

Additionally, the Company considers the temporary relief granted by the Statutory Accounting Principles Working Group (“SAPWG”) in response to the Coronavirus, Aid, Relief, and Economic Security Act (the “CARES Act”). The relief gives temporary statutory exception for impairment assessment on bank loans, mortgage loans and investment products with underlying mortgage loans due to situations as a result of COVID-19 including the forbearance or modification of mortgage loan payments. SAPWG also granted practical expedients in determining whether a modification is a concession (insignificant) or if it is a TDR. The provisions of these guidance are applicable through the earlier of January 1, 2022, or 60 days after the date on which the national emergency concerning COVID–19 terminates.

•	Contract loans are carried at their unpaid balance. Contract loans are fully collateralized by the cash surrender value of the associated insurance policy.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancement on its investment portfolio. The borrower can return and the Company can request the loaned securities be returned at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities on loan are included within bonds and short-term investments in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial cash collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Some cash collateral is reinvested in money market funds and short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities. Reinvested cash collateral is reported in securities lending reinvested collateral assets, with a corresponding liability in payable for securities lending collateral.

•	Collateral that cannot be sold or repledged is excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

Surplus notes, which are recorded in other invested assets, are carried at statutory carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the surplus note is designated a NAIC three to six, in which case it is reported at the lower of amortized cost or fair value.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;
•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	Downgrade of a bond investment by a credit rating agency;
•	Deterioration of the financial condition of the issuer;
•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and
•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

¡	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

¡

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3.

The fair value of certain investments in the separate accounts are estimated using net asset value per share as a practical expedient, and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of cross-currency swaps and foreign currency forwards. The Company uses these derivative instruments to manage foreign currency exchange rate risk associated with its invested assets. Derivative instruments are not used for speculative reasons. The Company’s derivatives are cleared and settled through a bilateral contract between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Securities pledged to the Company generally consist

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

of U.S. government or U.S. government agency securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash collateral pledged by the Company is included in other assets.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of aggregate write-ins for miscellaneous income.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. Interest income on contract loans is recognized in net investment income at the contract interest rate when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Premium stabilization reserves are calculated for certain policies to reflect the Company’s estimate of experience refunds and interest accumulations on these policies. The reserves are invested by the Company. The income earned on these investments is accumulated in this reserve and is used to mitigate future premium rate increases for such policies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The liabilities for health claim reserves are determined using historical run-out rates, expected loss ratios and statistical analysis. The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life and accident and health insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and recordkeeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income taxes

The Company is included in the consolidated federal income tax return of Lifeco U.S. The federal income tax expense reported in the Statutory Statements of Operations represent income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

2. Recently Adopted Accounting Pronouncements

In 2020, SAPWG adopted a revised SSAP 32R, Preferred Stock, and a corresponding Issue Paper No. 164, Preferred Stock. The revised SSAP improves the definition of preferred stock, revises the measurement guidance based on the type and terms of preferred stock held, and clarifies the impairment and dividend recognition guidance. The standard was adopted with an effective date of January 1, 2021 with early adoption permitted. The adoption of this standard did not have a material effect on the Company’s financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

On August 1, 2020, the Company executed the direct assignment of its recordkeeping related contracts and related recordkeeping revenues and expenses to Empower Retirement, LLC (“Empower”).

On December 31, 2020, the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of MassMutual. After the close of this acquisition, the Company assigned all recordkeeping related revenues and expenses to Empower.

		Year Ended December 31,			Financial statement line
Description	Related party	2021	2020	2019

Provides marketing, distribution and administrative services to certain underlying funds and/or mutual funds.	GWFS Equities, Inc.(1)	$—	$330	$8,381	Other income

Receives reimbursement for commissions paid on recordkeeping contracts transferred to Empower	GWL&A	(19,147)	—	—	Commissions

Provides recordkeeping services.	GWL&A	—	1,460	2,328	Other income

Receives recordkeeping services.	Empower Retirement, LLC (“Empower”)(1)	—	(7,870)	(12,914)	Other income

Receives investment advisory services.	GWL&A	(1,580)	(813)	(839)	Net investment income

Received corporate support services.	GWL&A	25,525	11,813	—	Other insurance expenses

(1) A wholly-owned subsidiary of GWL&A.

The following table summarizes amounts due from parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2021	2020
GWFS Equities, Inc.(1)	On account	On demand	$1,869	$7
Other related party receivables	On account	On demand	—	5

Total			$1,869	$12

(1) A wholly-owned subsidiary of GWL&A.

The following table summarizes amounts due to parent and affiliates:

			December 31,

Related party	Indebtedness	Due date	2021	2020

GWL&A	On account	On demand	5,204	1,743

The Canada Life Assurance Company(2)	On account	On demand	17,999	—

Total			$23,203	$1,743

(1) A wholly-owned subsidiary of GWL&A.

(2) An indirect wholly-owned subsidiary of Lifeco

The Company had $2,717 and $473 of current federal income taxes receivable at December 31, 2021 and 2020, respectively. These amounts were due from Lifeco U.S. relating to its consolidated tax return.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2021
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$38,607	$1,090	$589	$39,108

All other governments	3,073	—	3	3,070

U.S. states, territories and possessions	8,061	511	58	8,514

Political subdivisions of states and territories	9,687	297	126	9,858

Industrial and miscellaneous	2,311,069	31,394	33,153	2,309,310

Loan-backed and structured securities	388,021	5,448	3,274	390,195

Total bonds	$2,758,518	$38,740	$37,203	$2,760,055

	December 31, 2020
Bonds:	Book/adjusted carrying value	Gross unrealized gains	Gross unrealized losses	Fair value

U.S. government	$13,958	$1,911	$—	$15,869

All other governments	3,205	—	—	3,205

U.S. states, territories and possessions	8,873	864	—	9,737

Political subdivisions of states and territories	9,913	363	—	10,276

Industrial and miscellaneous	1,563,901	51,720	545	1,615,076

Loan-backed and structured securities	269,027	10,827	45	279,809

Total bonds	$1,868,877	$65,685	$590	$1,933,972

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2021

	Book/adjusted
	carrying value	Fair value

Due in one year or less	$100,224	$100,960

Due after one year through five years	605,307	614,251

Due after five years through ten years	1,171,293	1,169,016

Due after ten years	493,673	485,632

Loan-backed and structured securities	388,021	390,196

Total bonds	$2,758,518	$2,760,055

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following table summarizes information regarding the sales of securities:

	December 31,
	2021	2020

Consideration from sales	$261,868	$80,614

Gross realized gains from sales	4,165	2,685

Gross realized losses from sales	7,624	88

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses including the non-credit-related portion of OTTI losses, by class of investment:

	December 31, 2021
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

U.S. government	$24,339	$589	$—	$—	$24,339	$589

All other governments	3,070	3	—	—	3,070	3

U.S. states, territories and possessions	2,416	58	—	—	2,416	58

Political subdivisions of states and territories	5,528	126	—	—	5,528	126

Industrial and miscellaneous	1,202,334	31,899	155,796	7,115	1,358,130	39,014

Loan-backed and structured securities	211,961	2,695	9,226	579	221,187	3,274

Total bonds	$1,449,648	$35,370	$165,022	$7,694	$1,614,670	$43,064

Total number of securities in an unrealized loss position		340		35		375

	December 31, 2020
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI	Fair value	Unrealized loss and OTTI

Industrial and miscellaneous	$30,514	$534	$—	$—	$30,514	$534

Loan-backed and structured securities	12,068	35	206	4	12,274	39

Total bonds	$42,582	$569	$206	$4	$42,788	$573

Total number of securities in an unrealized loss position		9		1		10

Bonds - Total unrealized losses and OTTI increased by $42,491, or 7,416%, from December 31, 2020 to December 31, 2021. The increase in unrealized losses was across all asset classes and was primarily driven by lower valuations as a result of higher interest rates at December 31, 2021 compared to December 31, 2020. The acquisition of Statutory assets under the terms of the MassMutual transaction increased overall bond investments as well as the unrealized losses. See Note 1 and Note 8 for further discussion of the transaction.

Total unrealized losses greater than twelve months increased by $7,690 from December 31, 2020 to December 31, 2021. Industrial and miscellaneous securities account for 92%, or $7,115, of the unrealized losses and OTTI greater than twelve months at December 31, 2021. These securities continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 12% and 10% of total invested assets at December 31, 2021 and 2020, respectively.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value, inclusive of accrued income and expense, of derivative instruments with credit-risk-related contingent features that were in a net liability position was $0 and $357 as of December 31, 2021 and 2020, respectively. The Company was not required to pledge collateral related to these derivatives as of December 31, 2021 or December 31, 2020.

At December 31, 2021 and 2020, the Company was not required to pledge collateral related to these derivatives, while other counterparties had pledged $9,640 and $0 of unrestricted cash collateral to the Company to satisfy collateral netting arrangements, respectively.

Types of derivative instruments and derivative strategies

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

The following tables summarize derivative financial instruments:

	December 31, 2021
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Cross-currency swaps	$169,293	$5,647	$9,514

Total cash flow hedges	$169,293	$5,647	$9,514

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	December 31, 2020
	Notional amount	Net book/adjusted carrying value (1)	Fair value (2)

Hedge designation/derivative type:

Derivatives designated as hedges:

Cash flow hedges:

Cross-currency swaps	$5,678	$2	$2

Total cash flow hedges	5,678	2	2

Derivatives not designated as hedges:

Foreign currency forwards	174,353	(111)	(111)

Total derivatives not designated as hedges	174,353	(111)	(111)

Total cash flow hedges, and derivatives not designated as hedges	$180,031	$(109)	$(109)

(1) The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

(2) The fair value includes accrued income and expense.

Net unrealized gains/(losses) on foreign currency forwards not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus was $88 and $(88) at December 31, 2021 and 2020, respectively.

Securities lending

Securities with a cost or amortized cost of $6,177 and $3,621, and estimated fair values of $6,164 and $3,680 were on loan under the program at December 31, 2021 and 2020, respectively.

The following table summarizes the securities on loan by category:

	December 31,		December 31,
	2021		2020
	Book/adjusted carrying value	Fair value	Book/adjusted carrying value	Fair value

Industrial and miscellaneous	$6,177	$6,164	$3,621	$3,680

Total	$6,177	$6,164	$3,621	$3,680

The Company’s securities lending agreements are open agreements meaning the borrower can return and the Company can recall the loaned securities at any time.

The Company received cash of $6,357 and $3,794 as collateral at December 31, 2021 and 2020, respectively. This cash was reinvested into money market funds and short-term repurchase agreements which are collateralized by U.S. government or U.S. government agency securities and mature in under 30 days.

Restricted assets

At December 31, 2021 and 2020, the Company had investments with a book/adjusted carrying value of $1,682 and $1,737, respectively, on deposit or in trust accounts controlled by various state insurance departments in accordance with statutory requirements. Additionally, the Company held collateral under securities lending agreements in the amount of $6,357 and $3,794 as of December 31, 2021 and 2020, respectively. The total restricted assets amount represents less than 1% of both total assets and total admitted assets at December 31, 2021 and 2020.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Net investment income

The following table summarizes net investment income:

	Year Ended December 31,
	2021	2020	2019

Bonds	$60,984	$29,070	$35,804

Mortgage loans	4,983	1,743	2,159

Derivative instruments	1,749	—	—

Other invested assets	476	109	175

Contract loans	473	680	870

Miscellaneous income	436	19	73

Cash, cash equivalents and short-term investments	227	210	1,545

Preferred stock	3	2	—

Gross investment income	69,331	31,833	40,626

Expenses	(1,580)	(813)	(839)

Net investment income	$67,751	$31,020	$39,787

The following table summarizes net realized capital (losses) gains on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2021	2020	2019

Net realized capital (losses) gains, before federal income tax	$(2,557)	$5,280	$22,426
Less: Federal income tax (benefit) expense	(537)	1,109	4,709

Net realized capital (losses) gains, before IMR transfer	(2,020)	4,171	17,717
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) of ($549), $1,109 and $4,868, respectively	(2,065)	4,171	18,313

Net realized capital gains (losses), net of federal income tax (benefit) of $12, $0 and ($159), respectively, and IMR transfer	$45	$—	$(596)

Interest maintenance reserve

The following table summarizes activity in the interest maintenance reserve:

Year ended December 31,
2021

Reserve as of December 31, 2020	$94,771

Transferred into IMR, net of taxes	(2,065)

IMR reinsurance activity	(11,174)

Balance before amortization	81,532

Amortization released to Statement of Operations	(9,474)

Reserve as of December 31, 2021	$72,058

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2021	2020

Industrial and miscellaneous	85%	67%

	Concentration by industry
	December 31,
	2021	2020

Financial services	21%	21%

Utilities	13%	—%

The Company had the following concentrations in cash, cash equivalents and short-term investments based on total invested assets:

	Concentration by type
	December 31,
	2021	2020

Industrial and miscellaneous	—%	16%

	Concentration by industry
	December 31,
	2021	2020

Financial services	—%	17%

Mortgage loans

The recorded investment of the commercial mortgage loan portfolio categorized as performing was $214,726 and $238,584, of which $161,782 and $196,732 were loan participation agreements as of December 31, 2021 and 2020, respectively. All mortgages were current as of December 31, 2021 and 2020.

The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2021 were 3.37% and 3.10%, respectively. The maximum and minimum lending rates for commercial mortgage loans originated during the year ended December 31, 2020 were 3.25% and 3.25%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 70.55% and 17.34% during 2021 and 2020, respectively.

The balance in the commercial mortgage provision allowance was $20 as of December 31, 2021 and 2020. There was no provision activity for the years ended December 31, 2021 and 2020.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2021	2020

Multi-family	43%	40%

Industrial	30%	28%

Other	15%	15%

Retail	9%	13%

Office	3%	4%

	100%	100%

	Concentration by geographic area
	December 31,
	2021	2020

Pacific	45%	47%

South Atlantic	14%	16%

West South Central	10%	10%

Other	10%	9%

Mountain	9%	8%

East South Central	5%	—%

West North Central	5%	5%

East North Central	2%	5%

	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

5. Fair Value Measurements

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
			December 31, 2021
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$2,760,055	$2,758,518	$—	$2,760,055	$—	$—	$2,760,055

Mortgage loans	214,387	214,706	—	214,387	—	—	214,387

Cash, cash equivalents and short-term investments	128,665	128,665	128,665	—	—	—	128,665

Contract loans	14,308	14,308	—	14,308	—	—	14,308

Other long term invested assets	13,850	13,943	—	13,850	—	—	13,850

Securities lending reinvested collateral assets	6,357	6,357	—	6,357	—	—	6,357

Collateral under derivative counterparty collateral agreements	9,640	9,640	9,640	—	—	—	9,640

Receivable for securities	2,277	2,277	—	2,277	—	—	2,277

Derivative instruments	9,514	5,834	—	9,514	—	—	9,514

Separate accounts assets	699,997	699,997	698,765	1,232	—	—	699,997

Total assets	$3,859,050	$3,854,245	$837,070	$3,021,980	$—	$—	$3,859,050

Liabilities:

Deposit-type contracts	$1,052,693	$1,132,610	$—	$1,052,693	$—	$—	$1,052,693

Payable under securities lending agreement	6,357	6,357	—	6,357	—	—	6,357

Collateral under derivative counterparty collateral agreements	9,640	9,640	9,640	—	—	—	9,640

Payable for securities	1,556	1,556		1,556			1,556

Derivative instruments	—	187	—	—	—	—	—

Separate account liabilities	489	489	489	—	—	—	489

Total liabilities	$1,070,735	$1,150,839	$10,129	$1,060,606	$—	$—	$1,070,735

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2020
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)

Bonds	$1,933,972	$1,868,877	$—	$1,933,972	$—	$—	$1,933,972

Preferred stock	842	842	—	842	—	—	842

Mortgage loans	241,037	238,564	—	241,037	—	—	241,037

Cash, cash equivalents and short-term investments	516,224	516,224	493,576	22,648	—	—	516,224

Contract loans	16,036	16,034	—	16,036	—	—	16,036

Other long term invested assets	14,556	14,383	—	14,556	—	—	14,556

Securities lending reinvested collateral assets	3,794	3,794	304	3,490	—	—	3,794

Receivable for securities	5,039	5,039	—	5,039	—	—	5,039

Derivative instruments	248	248	—	248	—	—	248

Separate accounts assets	674,708	674,708	674,517	191	—	—	674,708

Total assets	$3,406,456	$3,338,713	$1,168,397	$2,238,059	$—	$—	$3,406,456

Liabilities:

Deposit-type contracts	$357,467	$447,107	$—	$357,467	$—	$—	$357,467

Payable under securities lending agreement	3,794	3,794	304	3,490	—	—	3,794

Derivative instruments	357	357	—	357	—	—	357

Total liabilities	$361,618	$451,258	$304	$361,314	$—	$—	$361,618

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Bonds and preferred stock

The fair values for bonds and preferred stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, collateral receivable and payable under securities lending agreements and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Contract loans

Policy loans are an integral part of the life insurance policies that the company has in force and cannot be valued separately. Contract loans are funds provided to contract holders in return for a claim on the contract. The funds provided are limited to the cash surrender value of the underlying contract. The nature of contract loans is to have a negligible default risk as the loans are fully collateralized by the value of the contract. Contract loans do not have a stated maturity and the balances and accrued interest are repaid either by the contractholder or with proceeds from the contract.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps and foreign currency forwards, are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

Fair Value Hierarchy

The following tables present the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2021
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Separate account assets (1)	$698,765	$1,232	$—	$—	$699,997

Total assets at fair value	$698,765	$1,232	$—	$—	$699,997

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.
Liabilities:
Separate account liabilities (1)	$1,938	$—	$—	$—	$1,938

Total liabilities at fair value	$1,938	$—	$—	$—	$1,938

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date
	December 31, 2020
				Net Asset	Total
Assets:	(Level 1)	(Level 2)	(Level 3)	Value (NAV)	(All Levels)

Preferred stock

Industrial and miscellaneous	$—	$842	$—	$—	$842

Derivatives

Foreign currency forwards	—	246	—	—	246

Separate account assets (1)	674,517	191	—	—	674,708

Total assets at fair value	$674,517	$1,279	$—	$—	$675,796

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

Liabilities:

Derivatives

Foreign currency forwards	$—	$357	$—	$—	$357

Total liabilities at fair value	$—	$357	$—	$—	$357

6. Non-Admitted Assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2021			December 31, 2020
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset

Contract loans	$14,308	$—	$14,308	$16,037	$3	$16,034

Premiums deferred and uncollected	354	—	354	388	4	384

Deferred income taxes	10,442	10,442	—	14,050	10,359	3,691

Other assets	28,205	535	27,670	4,806	464	4,342

	$53,309	$10,977	$42,332	$35,281	$10,830	$24,451

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

7. Premiums Deferred and Uncollected

The following table summarizes the Company’s ordinary life insurance premiums and annuity considerations deferred and uncollected, both gross and net of loading:

	December 31, 2021		December 31, 2020
Type	Gross	Net of loading	Gross	Net of loading

Ordinary renewal business	$412	$354	$449	$384

Total	$412	$354	$449	$384

8. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage, quota share, yearly renewable term and coinsurance contracts. Effective June 1, 2019 all risks on non-participating policies within the below retention limits were ceded to Protective. For business that existed before June 1, 2019, the Company retains a maximum of $250 of coverage per individual life. These blocks are closed to new business.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Additionally, Protective, which represents the Company’s most significant reinsurance relationship, is an authorized reinsurer and the Protective transaction is secured by assets held in a trust.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2021, 2020 and 2019 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

On December 31, 2020 the Company completed the acquisition, via indemnity reinsurance, of the retirement services business of Massachusetts Mutual Life Insurance Company. The MassMutual transaction impacted the following financial statement lines, excluding the non-admitted deferred tax asset:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	December 31,
2020

Admitted assets:

Cash and invested assets:

Bonds	$966

Preferred stock	1

Mortgage loans	197

Cash, cash equivalents, and short-term investments	176

Other invested assets	18

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Total cash and invested assets	1,358

Investment income due and accrued	8

Funds held or deposited with reinsured companies	257

Other assets	4

Total admitted assets	$1,627

(In millions)
December 31,
2020

Liabilities, capital and surplus:

Liabilities:

Aggregate reserves for life policies and contracts	$1,217

Liability for deposit-type contracts	446

Interest maintenance reserve	92

Other liabilities	28

Total liabilities	1,783

Capital and surplus:

Unassigned deficit	(156)

Total capital and surplus	(156)

Total liabilities, capital and surplus	$1,627

(In millions)
Statutory Statements of Operations	December 31,
2020

Income:

Premium income and annuity consideration	$1,336

Total income	1,336

Expenses:

Increase in aggregate reserves for life and accident and health policies and contracts	1,217

Total benefits	1,217

Commissions	183

Interest maintenance reserve reinsurance activity	92

Total benefit and expenses	1,492

Net loss from operations before federal income taxes	$(156)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The MassMutual transaction also included $5,967.1 million of separate account assets acquired under modified coinsurance. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company, as discussed in Note 10.

The Company received a capital contribution from parent of $218 million to finance the transaction, as discussed in Note 11.

9. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Life Insurance	0.5% to 6.00%

	- Annuity Funds	1% to 11.25%

	- Disability	4.00% to 6.00%

Mortality	- Life Insurance	Various valuation tables, primarily including 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (“CSO”) tables, and American Experience

- Annuity Funds

Various annuity valuation tables, primarily including the 71 and 83a Individual Annuitant Mortality (“IAM”), Annuity 2000, Group Annuity Reserving table (“1994-GAR”), 2012 Individual Annuity Reserving table (“2012 IAR”), and the 1971 and 1983 Group Annuity Mortality (“GAM”) Table

Morbidity	- Disability	Various disability tables, primarily including 58 and 80 CSO, 64 CDT and 1970 Intercompany DISA.

The Company waives deduction of deferred fractional premium upon the death of the insured for all issues and returns any portion of the final premium beyond the date of death for 1980 and later issues of Canada Life of New York. When surrender values exceed aggregate reserves, excess cash value reserves are held.

Policies issued at premium corresponding to ages higher than the true ages are valued at the rated-up ages. Policies providing for payment at death during certain periods of an amount less than the full amount of insurance, being policies subject to liens, are valued as if the full amount is payable without any deduction.

For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is the unearned gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated as the excess of the reserve based on rated mortality over that based on standard mortality. All substandard annuities are valued at their true ages.

At December 31, 2021 and 2020, the Company had $411,063 and $671,544, respectively of insurance in force, before reinsurance ceded, for which the gross premiums are less than the net premiums according to the standard of valuation set by the Department.

Tabular interest and tabular cost have been determined from the basic data for the calculation of aggregate reserves. Tabular less actual reserves released and tabular interest on funds not involving life contingencies have been determined by formula.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1. Individual Annuities

	December 31, 2021
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	—%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	254,113	254,113	89.5%

Total with adjustment or at market value	—	254,113	254,113	89.5%

At book value without adjustment (minimal or no charge or adjustment)	5,029	—	5,029	1.8%

Not subject to discretionary withdrawal	24,791	—	24,791	8.7%

Total gross	29,820	254,113	283,933	100.0%

Reinsurance ceded	29,820	—	29,820

Total, net	$—	$254,113	$254,113

	December 31, 2020
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$337	$—	$337	0.1%

At book value less current surrender

charges of 5% or more	—	—	—	—%

At fair value	—	242,882	242,882	88.1%

Total with adjustment or at market value	337	242,882	243,219	88.2%

At book value without adjustment (minimal or no charge or adjustment)	5,572	—	5,572	2.0%

Not subject to discretionary withdrawal	27,028	—	27,028	9.8%

Total gross	32,937	242,882	275,819	100.0%

Reinsurance ceded	32,937	—	32,937

Total, net	$—	$242,882	$242,882

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

2. Group Annuities

	December 31, 2021
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$1,036,880	$—	$1,036,880	46.6%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	359,293	359,293	16.2%

Total with adjustment or at market value	1,036,880	359,293	1,396,173	62.8%

At book value without adjustment (minimal or no charge or adjustment)	70,212	—	70,212	3.2%

Not subject to discretionary withdrawal	758,177	—	758,177	34.0%

Total gross	1,865,269	359,293	2,224,562	100.0%

Reinsurance ceded	8,742	—	8,742

Total, net	$1,856,527	$359,293	$2,215,820

	December 31, 2020
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$1,143,032	$—	$1,143,032	46.8%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	382,371	382,371	15.7%

Total with adjustment or at market value	1,143,032	382,371	1,525,403	62.4%

At book value without adjustment (minimal or no charge or adjustment)	40,447	—	40,447	1.7%

Not subject to discretionary withdrawal	874,666	—	874,666	35.8%

Total gross	2,058,145	382,371	2,440,516	100.0%

Reinsurance ceded	9,199	—	9,199

Total, net	$2,048,946	$382,371	$2,431,317

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

3. Deposit-type contracts

	December 31, 2021
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$85,041	$—	$85,041	7.5%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	—	—	—%

Total with adjustment or at market value	85,041	—	85,041	7.5%

At book value without adjustment (minimal or no charge or adjustment)	354,035	—	354,035	31.2%

Not subject to discretionary withdrawal	694,870	—	694,870	61.3%

Total gross	1,133,946	—	1,133,946	100.0%

Reinsurance ceded	1,336	—	1,336

Total, net	$1,132,610	$—	$1,132,610

	December 31, 2020
	General Account	Separate Account Non-guaranteed	Total	Percent of total gross

Subject to discretionary withdrawal:

With market value adjustment	$73,885	$—	$73,885	16.5%

At book value less current surrender charges of 5% or more	—	—	—	—%

At fair value	—	—	—	—%

Total with adjustment or at market value	73,885	—	73,885	16.5%

At book value without adjustment (minimal or no charge or adjustment)	373,834	—	373,834	83.4%

Not subject to discretionary withdrawal	257	—	257	0.1%

Total gross	447,976	—	447,976	100.0%

Reinsurance ceded	869	—	869

Total, net	$447,107	$—	$447,107

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2021	2020
General Account:
Annuities	$1,856,527	$2,048,946
Deposit-type contracts	1,132,610	447,107

Subtotal	2,989,137	2,496,053
Separate Account:
Annuities (excluding supplementary contracts)	613,406	625,253

Total	$3,602,543	$3,121,306

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The withdrawal characteristics of life reserves are as follows:

	December 31, 2021
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Term policies with cash value	$—	$36	$48	$—	$—	$—

Universal life	572,570	617,309	626,965	—	—	—

Other permanent cash value life insurance	—	113,731	119,734	—	—	—

Variable universal life	1,084	1,084	1,096	82,022	82,022	82,022

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	15,293	N/A	N/A	—

Accidental death benefits	N/A	N/A	4	N/A	N/A	—

Disability - active lives	N/A	N/A	160	N/A	N/A	—

Disability - disabled lives	N/A	N/A	1,188	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	63,173	N/A	N/A	—

Total gross	573,654	732,160	827,661	82,022	82,022	82,022

Reinsurance ceded	573,654	626,045	713,668	82,022	82,022	82,022

Total, net	$—	$106,115	$113,993	$—	$—	$—

	December 31, 2020
	General Account			Separate Account - Nonguaranteed

Subject to discretionary withdrawal, surrender values, or policy loans:	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Term policies with cash value	$—	$67	$83	$—	$—	$—

Universal life	579,542	617,469	626,589	—	—	—

Other permanent cash value life insurance	—	113,452	120,009	—	—	—

Variable universal life	1,009	1,009	1,012	44,800	44,800	44,800

Not subject to discretionary withdrawal or no cash values:

Term policies without cash value	N/A	N/A	19,486	N/A	N/A	—

Accidental death benefits	N/A	N/A	4	N/A	N/A	—

Disability -active lives	N/A	N/A	176	N/A	N/A	—

Disability - disabled lives	N/A	N/A	1,080	N/A	N/A	—

Miscellaneous reserves	N/A	N/A	4,002	N/A	N/A	—

Total gross	580,551	731,997	772,441	44,800	44,800	44,800

Reinsurance ceded	580,551	625,971	657,710	44,800	44,800	44,800

Total, net	$—	$106,026	$114,731	$—	$—	$—

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

Life actuarial reserves at December 31, were as follows:

	2021	2020
General Account:

Life insurance	$111,120	$111,798

Accidental death benefits	3	4

Active lives	55	54

Disability - disabled lives	331	313

Miscellaneous reserves	2,484	2,562

Total	$113,993	$114,731

10. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product
•	Variable Life Insurance Product

All the products are classified as separate accounts for the statutory financial statements.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Great-West Funds, Inc. and Putnam Funds, open-end management investment companies, which are related parties of the Company, and shares of other non-affiliated mutual funds.

All assets within each of the Company’s separate accounts are considered legally insulated from the general account at December 31, 2021. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2021 and 2020, the Company’s separate account assets that are legally insulated from the general account claims are $699,997 and $674,708, respectively.

As of December 31, 2021 and 2020, $336,135 and $287,682, respectively, were ceded under Modified Coinsurance to Protective. While the Company holds the respective asset and liability under the Modified Coinsurance agreement, the economics are ceded to Protective, resulting in no impact to net income.

As of December 31, 2021, and 2020, $5,967,090 and $4,985,496, respectively, were acquired under modified coinsurance from MassMutual. While MassMutual holds the respective asset and liability under the modified coinsurance agreement, the economics are assumed by the Company.

All separate accounts are non-guaranteed separate accounts and include unit investment trusts, or series accounts that invest in diversified open-end management investment companies. The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The following tables provide information regarding the Company’s separate accounts:

	Year Ended December 31,
	2021	2020

Premiums, considerations or deposits	$62,824	$52,090

Reserves:

For accounts with assets at:

Fair value	$695,428	$670,053

Total reserves	$695,428	$670,053

By withdrawal characteristics:

At fair value	$695,428	$670,053

Total subject to discretionary withdrawals	$695,428	$670,053

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2021	2020	2019
Transfers as reported in the Summary of Operations of the separate account statement:

Transfers to separate accounts	$62,824	$52,090	$70,263

Transfers from separate accounts	(128,908)	(125,242)	(205,056)

Net transfers from separate accounts	(66,084)	(73,152)	(134,793)

Reconciling adjustments:

Net transfer of reserves to separate accounts	(735,741)	24,129	65,414

Net transfers as reported in the Statements of Operations	$(801,825)	$(49,023)	$(69,379)

11. Capital and Surplus, Dividend Restrictions, and Other Matters

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $2,250 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company did not pay dividends during the years ended December 31, 2021, 2020 and 2019.

The maximum amount of dividends which can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Superintendent of Financial Services, is subject to restrictions relating to statutory surplus and statutory net gain from operations. The Company may pay up to $14,034 of dividends during the year ended December 31, 2021 without the approval of the Superintendent. Dividends are non-cumulative.

In the fourth quarter of 2020, the Company received a capital contribution of $218 million from GWL&A. The proceeds were used to finance the MassMutual transaction.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2021	2020

Unrealized gains	(309)	715

Non-admitted assets	(10,976)	(10,829)

Asset valuation reserve	(11,232)	(8,238)

Surplus as regards reinsurance	6,053	8,692

Separate accounts	216	170

Total unassigned deficit	$(16,248)	$(9,490)

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The Division requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

12. Federal Income Taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2021			December 31, 2020			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax assets	$11,884	$—	$11,884	$15,355	$—	$15,355	$(3,471)	$—	$(3,471)

Valuation allowance adjustment	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax asset	11,884	—	11,884	15,355	—	15,355	(3,471)	—	(3,471)

Deferred tax assets non-admitted	(10,441)	—	(10,441)	(10,817)	458	(10,359)	376	(458)	(82)

Net admitted deferred tax asset	1,443	—	1,443	4,538	458	4,996	(3,095)	(458)	(3,553)

Gross deferred tax liabilities	(1,106)	(337)	(1,443)	(847)	(458)	(1,305)	(259)	121	(138)

Net admitted deferred tax asset	$337	$(337)	$—	$3,691	$—	$3,691	$(3,354)	$(337)	$(3,691)

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2021			December 31, 2020			Change

		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	—	—	—	3,691	—	3,691	(3,691)	—	(3,691)

	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	3,691	—	3,691	(3,691)	—	(3,691)

	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	28,988	—	—	27,846	—	—	1,142

(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	1,443	—	1,443	847	458	1,305	596	(458)	138

	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$1,443	$—	$1,443	$4,538	$458	$4,996	$(3,095)	$(458)	$(3,553)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	835.92%	977.99%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$193,254	$185,640

The following table presents the impact of tax planning strategies:

	December 31, 2021		December 31, 2020		Change

	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross deferred tax asset	$11,884	$—	$15,355	$—	$(3,471)	$—

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross deferred tax assets	$1,443	$—	$4,538	$458	$(3,095)	$(458)

% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year Ended December 31,

	2021	2020	Change

Current income tax (benefit) expense	$(210)	$316	$(526)

Federal income tax (benefit) expense on net capital gains	(537)	1,109	(1,646)

Total	$(747)	$1,425	$(2,172)

	Year Ended December 31,

	2020	2019	Change

Current income tax expense (benefit)	$316	$(13,275)	$13,591

Federal income tax expense on net capital gains	1,109	4,709	(3,600)

Total	$1,425	$(8,566)	$9,991

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,

Deferred income tax assets:	2021	2020	Change

Ordinary:

Reserves	$1,512	$1,599	$(87)

Provision for dividends	294	378	(84)

Compensation and benefit accrual	343	255	88

Receivables - non-admitted	2	75	(73)

Intangible	9,544	12,862	(3,318)

Other	189	186	3

Total ordinary gross deferred tax assets	11,884	15,355	(3,471)

Valuation allowance adjustment	—	—	—

Total adjusted ordinary gross deferred tax assets	11,884	15,355	(3,471)

Non-admitted ordinary deferred tax assets	(10,441)	(10,817)	376

Admitted ordinary deferred tax assets	1,443	4,538	(3,095)

Capital:

Investments	—	—	—

Total capital gross deferred tax assets	—	—	—

Valuation allowance adjustment	—	—	—

Total adjusted gross capital deferred tax assets	—	—	—

Non-admitted capital deferred tax assets	—	458	(458)

Admitted capital deferred tax assets	—	458	(458)

Total admitted deferred tax assets	$1,443	$4,996	$(3,553)

Deferred income tax liabilities:

Ordinary:

Investments	$(97)	$(132)	$35

Premium receivable	(75)	(80)	5

Policyholder Reserves	(503)	(635)	132

Other	(431)	—	(431)

Total ordinary deferred tax liabilities	(1,106)	(847)	(259)

Capital:

Investments	(337)	(458)	121

Total capital deferred tax liabilities	(337)	(458)	121

Total deferred tax liabilities	$(1,443)	$(1,305)	$(138)

Net admitted deferred income tax asset	$—	$3,691	$(3,691)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,

	2021	2020	Change

Total deferred income tax assets	$11,884	$15,355	$(3,471)

Total deferred income tax liabilities	(1,443)	(1,305)	(138)

Net deferred income tax asset	$10,441	$14,050

Tax effect of unrealized capital gains (losses)			—

Change in net deferred income tax			$(3,609)

	December 31,

	2020	2019	Change

Total deferred income tax assets	$15,355	$2,180	$13,175

Total deferred income tax liabilities	(1,305)	(964)	(341)

Net deferred income tax asset	$14,050	$1,216

Tax effect of unrealized capital gains (losses)			(22)

Change in net deferred income tax			$12,812

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,

	2021	2020	2019

Income tax expense at statutory rate	$2,959	$(30,272)	$3,368

Ceding commission, net of transaction expenses	(554)	922	1,106

Tax adjustment for interest maintenance reserve	(4,342)	18,323	(4,710)

Income tax (benefit) expense on realized capital (loss) gain	(549)	1,109	4,868

Dividend received deduction	(211)	(249)	(227)

Prior year adjustment	593	(997)	(57)

Statutory purchase accounting adjustment	5,330	—	—

Tax credits	(127)	(175)	(212)

Tax effect of non-admitted assets	(14)	(30)	31

Other	(223)	(18)	(26)

Total	$2,862	$(11,387)	$4,141

	2021	2020	2019

Federal income taxes incurred	$(747)	$1,425	$(8,566)

Change in net deferred income taxes	3,609	(12,812)	12,707

Total income tax expense (benefit)	$2,862	$(11,387)	$4,141

As of December 31, 2021 the Company had no operating loss carry forwards available for tax purposes.

As of December 31, 2020, the Company utilized foreign tax credit carry forwards of $0.

There were no income taxes incurred for years ended December 31, 2021, 2020 and 2019, that will be available for recoupment in the event of future net losses.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities (the “U.S. Consolidated Group”):

Great-West Lifeco U.S. LLC

GWFS Equities, Inc.

GWL&A Financial Inc.

Great-West Life & Annuity Insurance Company of South Carolina

Great-West Life & Annuity Insurance Company

Putnam Investments, LLC

Putnam Acquisition Financing, Inc.

Putnam Retail Management, LP

Putnam Retail Management GP, Inc.

Putnam Investor Services, Inc.

PanAgora Holdings, Inc

PanAgora Asset Management, Inc.

Putnam Advisory Holdings, LLC

Putnam Advisory Holdings II, LLC

Empower Retirement, LLC

Advised Assets Group, LLC

Great-West Trust Company, LLC

Great-West Capital Management, LLC

Personal Capital Corporation

Personal Capital Advisors Corporation

Personal Capital Services Corporation

Personal Capital Technology Corporation

The Company, Great-West Life & Annuity Insurance Company of South Carolina and Great-West Life & Annuity Insurance Company (“GWLA Subgroup”) are life insurance companies who form a life subgroup under the consolidated return regulations. These regulations determine whether the taxable income or losses of this subgroup may offset or be offset with the taxable income or losses of other non-life entities.

The GWLA Subgroup accounts for income taxes on the modified separate return method on each of their separate company, statutory financial statements. Under this method, current and deferred tax expense or benefit is determined on a separate return basis as the Company also considers taxable income or losses from other members of the GWLA Subgroup when determining its deferred tax assets and liabilities, and in evaluating the realizability of its deferred tax assets.

The method of settling income tax payables and receivables (“Tax Sharing Agreement”) among the US consolidated group is subject to a written agreement approved by the Board of Directors, whereby settlement is made on a separate return basis (i.e., the amount that would be due to or from a jurisdiction had an actual separate return been filed) except for the current utilization of any net operating losses and other tax attributes by members of the US Consolidated Group, which can lead to receiving a payment when none would be received from the jurisdiction had a real separate tax return been required. The GWLA Subgroup has a policy of settling intercompany balances as soon as practical after the filing of the federal consolidated return or receipt of the income tax refund from the Internal Revenue Service (“I.R.S.”).

The Company determines income tax contingencies in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2021 or 2020. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company recognizes interest and penalties accrued related to tax contingencies in current income tax expense. The Company did not accrue for the payment of tax contingency interest and penalties at December 31, 2021 and 2020.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The parent’s U.S. federal and state tax filings are subject to adjustment or examination by the relevant tax authorities for tax years ending December 31, 2009 and

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Notes to Statutory Financial Statements

(Dollars in Thousands)

thereafter. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

The Company does not have any foreign operations as of the periods ended December 31, 2021 and December 31, 2020 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

13. Participating Insurance

Individual life insurance premiums paid, net of reinsurance, under individual participating policies were 100%, 100% and (1)% of total individual premiums earned during the years ended December 31, 2021, 2020 and 2019, respectively. The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in the amount of $1,426, $1,498 and $1,938 to its policyholders during the years ended December 31, 2021, 2020 and 2019 respectively.

14. Concentrations

No customer accounted for 10% or more of the Company’s revenues in 2021, 2020 or 2019. In addition, no segment of the Company’s business is dependent on a single customer or a few customers, the loss of which would have a significant effect on the Company or any of its business segments. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents. New York State had concentrations of 96%, 97% and 97% for the years ended December 31, 2021, 2020 and 2019, respectively.

15. Commitments and Contingencies

Commitments

The Company makes commitments to fund mortgage loans and other investments in the normal course of its business. The timing of the funding of mortgage loans is based on the expiration date of the commitments. The amount of unfunded commitments at December 31, 2021 and 2020 was $84,975 and $0, respectively, all of which is due within one year.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company’s financial position, results of operations, or cash flows.

16. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 15, 2021, the date on which they were issued.

On July 21, 2021, the Company announced it’s acquisition of the full-service retirement business of Prudential Financial, Inc. Prudential’s retirement recordkeeping business comprises more than 4,300 workplace savings plans, with approximately 4 million participants and $314 billion in assets. The transaction closed on April 1, 2022.

On March 30, 2022, the Company received $108 million as a capital contribution from GWL&A. The proceeds were used to finance the Prudential transaction.

Effective January 1, 2022, the Company assumed, via novation, a coinsurance treaty from GWL&A with reserves of $53,369 and IMR of $2,214. The transaction was accounted for as a non-economic transaction between affiliates, with cash received equal to reserves and IMR assumed. There was no gain or loss on the transaction.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Investment income earned:

U.S. Government bonds	$512

Other bonds (unaffiliated)	60,472

Preferred stocks (unaffiliated)	3

Mortgage loans	4,983

Contract loans	473

Cash, cash equivalents and short-term investments	227

Derivative instruments	1,749

Other invested assets	476

Aggregate write-ins for investment income	436

Gross investment income	$69,331

Mortgage loans - Book value:

Commercial mortgages	$214,706

Mortgage loans by standing - Book value:

Good standing	$214,706

Other long-term invested assets - Statement value:	$13,943

Contract loans	$14,308

Bonds and short-term investments by maturity and designation:

Bonds by maturity - Statement value:

Due within one year or less	$134,732

Over 1 year through 5 years	746,305

Over 5 years through 10 years	1,360,032

Over 10 years through 20 years	367,563

Over 20 years	149,886

Total by maturity	$2,758,518

Bonds and short-term investments by designation - Statement value:

NAIC 1	$1,620,891

NAIC 2	1,127,195

NAIC 3	10,432

Total by designation	$2,758,518

Total bonds publicly traded	$1,473,047

Total bonds privately placed	$1,285,471
Collar, swap and forward agreements open - Statement value	$5,647

.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Life insurance in force:

Ordinary	$195,695

Life insurance policies with disability provisions in-force:

Ordinary	$46,467

Supplementary contracts in-force:

Ordinary - involving life contingencies

Income payable	$—

Annuities:

Ordinary:

Immediate - amount of income payable	$—

Deferred - fully paid account balance	—

Deferred - not fully paid - account balance	—

Group:

Certificates - amount of income payable	$2,985

Certificates - fully paid account balance	—

Certificates - not fully paid - account balance	3,347,200

Accident and health insurance - equivalent premiums in-force:

Other	$19

Deposit funds and dividend accumulations:

Deposit funds - account balance	$—

Dividend accumulations - account balance	1,229

(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2021

Great-West Life & Annuity Insurance Company of New York

For the year ending December 31, 2021

Supplemental Schedule of the Annual Audit Report

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

Variable Annuity-8 Series Account

of Great-West Life & Annuity

Insurance Company of New York

Annual Report

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Annuity-8 Series Account and the Board of Directors of Great-West Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Great-West SecureFoundation® Balanced Fund, the investment division of the Variable Annuity-8 Series Account of Great-West Life & Annuity Insurance Company of New York (the “Series Account”) as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the investment division constituting the Series Account as of December 31, 2021, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on the Series Account’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with mutual fund companies. We believe that our audit provides a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 1, 2022

We have served as the auditor of one or more Great-West Life investment company separate accounts since 1981.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021

INVESTMENT DIVISION

GREAT-WEST SECUREFOUNDATION® BALANCED FUND

ASSETS:
Investments at fair value (1)	$1,398,525

Total assets	1,398,525

NET ASSETS	$1,398,525

NET ASSETS REPRESENTED BY:
Accumulation units	$1,398,525

ACCUMULATION UNITS OUTSTANDING	82,526

UNIT VALUE (ACCUMULATION)	$16.95

(1) Cost of investments:	$1,464,852
Shares of investments:	149,575

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021

INVESTMENT DIVISION

GREAT-WEST SECUREFOUNDATION® BALANCED FUND

INVESTMENT INCOME:
Dividends	$48,488

NET INVESTMENT INCOME (LOSS)	48,488

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	13,818
Realized gain distributions	121,937

Net realized gain (loss) on investments	135,755

Change in net unrealized appreciation (depreciation) on investments	(86,415)

Net realized and unrealized gain (loss) on investments	49,340

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,828

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 AND 2020

INVESTMENT DIVISION

	GREAT-WEST SECUREFOUNDATION® BALANCED FUND
	2021	2020

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$48,488	$26,401
Net realized gain (loss) on investments	135,755	6,077
Change in net unrealized appreciation (depreciation) on investments	(86,415)	49,510

Increase (decrease) in net assets resulting from operations	97,828	81,988

CONTRACT TRANSACTIONS:
Purchase payments	(141,987)	122,902
Net transfers	666,943	(23,373)
Contract charges	(13,155)	(7,437)
Other, net	(3,896)

Increase (decrease) in net assets resulting from contract transactions	507,905	92,092

Total increase (decrease) in net assets	605,733	174,080

NET ASSETS:
Beginning of period	792,792	618,712

End of period	$1,398,525	$792,792

CHANGES IN UNITS OUTSTANDING:
Units issued	50,439	22,102
Units redeemed	(20,052)	(16,459)

Net increase (decrease)	30,387	5,643

The accompanying notes are an integral part of these financial statements.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2021

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Variable Annuity-8 Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company of New York (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the New York State Department of Financial Services. It was established to receive and invest premium payments under group and individual variable deferred annuity contracts. The Series Account consists of one investment division (Investment Division), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund. There are currently no participants receiving an annuity payout.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The outbreak of the novel strain of coronavirus, specifically identified as “COVID-19”, has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Investment Divisions in future periods.

The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2021, the only investments of each of the Investment Divisions of the Series Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.

Fund of Funds Structure Risk

Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, Net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of loans from participant accounts and loan repayments to participant accounts.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

Investment Division	Purchases	Sales
GREAT-WEST SECUREFOUNDATION® BALANCED FUND	$997,399	$319,068

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charges

The Company may deduct an annual maintenance charge of $100, which is made directly to contract owner accounts through the redemption of units, for each contract. The maintenance charge, which is recorded as Contract maintenance charges in the accompanying Statement of Changes in Net Assets of the applicable Investment Divisions, is currently being waived.

Deductions for Premium Taxes

The Company presently intends to pay any premium tax levied by any governmental entity as a result of the existence of the participant accounts or the Series Account.

Deductions for Assumption of Mortality and Expense Risks

The Company assumes mortality and expense risks related to the operations of the Series Account. It deducts a daily charge from the unit value of each Investment Division equal to an effective annual rate of 0.00% to 1.00%, depending on the contract. This charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

Optional GLWB Rider Benefit Fee

The Company deducts a quarterly charge equal to a maximum annual rate of 1.50% from the covered fund value for the guaranteed lifetime withdrawal benefit. Currently, this charge is 0.90%. This charge is recorded as Contract charges on the Statement of Changes in Net Assets of the applicable Investment Division.

Related Party Transactions

Great-West Funds, Inc., funds of which are underlying certain Investment Divisions, is a registered investment company affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 1, 2022. No subsequent events requiring adjustments or disclosures have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands or Investment Divisions that had no operations activity during the reporting period are not shown. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

VARIABLE ANNUITY-8 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISION	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio (lowest to highest)			Total Return
GREAT-WEST SECUREFOUNDATION® BALANCED FUND 2020	83	$16.95	to	$15.95	$1,399	4.89%	0.00%	to	0.00%	11.46%	to	11.46%
2020	52	$15.21	to	$15.21	$793	4.10%	0.00%	to	0.00%	14.26%	to	14.26%
2019	46	$13.31	to	$13.31	$619	3.85%	0.00%	to	0.00%	18.14%	to	18.14%
2018	40	$11.26	to	$11.26	$452	3.58%	0.00%	to	0.00%	(4.91)%	to	(4.91)%
2017	38	$11.84	to	$11.84	$445	3.34%	0.00%	to	0.00%	13.27%	to	13.27%

PART C
OTHER INFORMATION
Item 27. Financial Statements and Exhibits
Financial Statements
(a)
The statutory statements of admitted assets, liabilities, capital and surplus of Great-West Life &
Annuity Insurance Company of New York (the “Depositor”) as of December 31, 2021 and 2020, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2021, and the statements of assets and liabilities of each of the investment divisions which comprise the Registrant as of December 31, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods presented are filed herewith.

(b)	Exhibits
(1)
Certified copy of resolution of Board of Directors of Depositor authorizing the establishment of Registrant is incorporated by reference to Form N-4 Registration Statement filed May 5, 2015 (File No. 333-203854).

	(2)	Not applicable.
(3)
Underwriting agreement between the Depositor and GWFS Equities, Inc. is incorporated by reference to
Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File
No. 333-203854).

	(4)	(a) Form of variable annuity contract is incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203854).
	(4)	(b) Form of certificate is incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203854).
	(5)	Form of variable annuity contract application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to N-4 Registration Statement filed on November 13, 2015 (File No. 333-203854).
	(6)	(a) The Charter of Depositor is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).
	(6)	(b) Bylaws of Depositor are incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).
	(7)	Not Applicable.
	(8)	(a)
Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated December 15,
2011 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration
Statement filed on October 7, 2015 (File No. 333-203854).

(b)
Amendment to Fund Participation Agreement between Registrant and Great-West Funds, Inc. dated
July 8, 2015 is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4
Registration Statement filed on October 7, 2015 (File No. 333-203854).

	(9)	Not Applicable.
	(10)	Not Applicable.
	(11)	Opinion of counsel and consent is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to N-4 Registration Statement filed on October 7, 2015 (File No. 333-203854).
	(12)	(a) Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
	(12)	(b) Written Consents of Deloitte & Touche LLP are filed herewith.
	(13)	Not Applicable.
	(14)	Not Applicable.

(15)	Powers of Attorney for Directors Alazraki, Bernbach, A. Desmarais, P. Desmarais, Jr., Katz, Orr, Ryan, Jr., Selitto and Walsh are filed herewith.
Item 28. Directors and Officers of the Depositor
Name	Principal Business Address	Positions and Offices with Depositor
R.J. Orr	(3)	Chairman of the Board
M.D. Alazraki	Manatt, Phelps & Phillips, LLP 7 Times Square, 23rd Floor New York, NY 10036	Director
J.L. Bernbach	32 East 57th Street, 10th Floor New York, New York 10022	Director
A.R. Desmarais	(3)	Director
P.G. Desmarais, Jr.	(3)	Director
S.Z. Katz	Fried Frank Harris Shriver & Jacobson 400 E. 57th Street, 19-E New York, NY 10022	Director
T.T. Ryan, Jr.	JP Morgan Chase 270 Park Avenue, Floor 47 New York, NY 10017	Director
J.J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
B.E. Walsh	Saguenay Capital, LLC The Centre at Purchase Two Manhattanville Road, Suite 403 Purchase, NY 10577	Director
A.S. Bolotin	(1)	President and Chief Executive Officer
E.F. Murphy, III		President, Empower Retirement
J.F. Bevacqua	(1)	Chief Risk Officer
K.I. Schindler	(2)	Chief Compliance Officer
R.G. Schultz	(2)	General Counsel, Chief Legal Officer, and Secretary
J.E. Brown	(1)	Senior Vice President and Chief Investment Officer
J.D. Kreider	(1)	Senior Vice President and Head of Great- West Investments
W.J. McDermott	(1)	Senior Vice President, Empower Large/Mega/Not-for-Profit
D.A. Morrison	(1)	Senior Vice President, Government Markets
J.M. Smolen	(1)	Senior Vice President, Empower Core Market
C.E. Waddell	(1)	Senior Vice President, Retirement Solutions
T. Wilson		Senior Vice President and Chief Product Development Officer
M.B. Harger	(1)	Vice President, Client Services
T.G. Homenuik	(1)	Vice President and Corporate Actuary
K.S. Roe	(1)	Treasurer and Principal Accounting Officer
R.L. Logsdon	(2)	Secretary, Audit Committee
D.C. Larsen	(2)	Senior Counsel and Assistant Secretary
(1)
8515 East Orchard Road, Greenwood Village, Colorado 80111.
(2)
8525 East Orchard Road, Greenwood Village, Colorado 80111.

(3)
Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant as of December 31, 2021
The Registrant is a separate account of Great-West Life & Annuity Insurance Company of New York, a stock life insurance company incorporated under the laws of the State of New York (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set forth below.

Organizational Chart – December 31, 2021
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
50.88% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais Family
Residuary Trust are as follows. There are issued and outstanding as of December 31, 2021 621,756,088 Subordinate Voting
Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 1,170,364,748.

Pansolo
Holding Inc.
owns directly
and indirectly
48,363,392
SVS and
54,715,456
PPS, entitling
Pansolo
Holding Inc. to
an aggregate
percentage of
voting rights of
595,517,952 or
50.88% of the
total voting
rights attached
to the shares of
PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - GWL&A Financial Inc.
100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Advised Assets Group, LLC
100.0% - GWFS Equities, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina
100.0% - Empower Retirement, LLC
100.0% - Empower Retirement Plan Co., LLC
100.0% - Great-West Capital Management, LLC
100.0% - Great-West Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Great-West Financial Retirement Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Holdings, LLC
100.0% - Personal Capital Corporation
100.0% - Personal Capital Advisors Corporation
100.0% - Personal Capital Services Corporation
100.0% - Personal Capital Technology Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC
100.0% - Putnam Acquisition Financing, Inc.

100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC
100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Bluescale General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments (Ireland) Limited
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
66.649% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 2142540 Ontario Inc.
100.0% - 2023308 Ontario Inc.
40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.
99.0% - Great-West Lifeco Finance (Delaware) LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% Great-West Lifeco Finance 2017, LLC
100.0% - 2171866 Ontario Inc
100.0% - 2619747 Ontario Inc.
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
100% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
100% - NCP NWP US GP Ltd.
40% - Northleaf NICP III GP Ltd.

100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% - Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf South Dundas GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millenium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.

49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests

100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.
100.0% - ClaimSecure Inc.
100.0% - 2020917 Alberta Ltd.
77.0% - Great-West Investor Holdco Inc. (23% owned by GWL THL Private Equity I Inc.)
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
100.0% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - TGS North American Real Estate Investment Trust
100.0% - TGS Trust
100.0% - 4362014 Nova Scotia Company
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% 1995709 Alberta Ltd.
100.0% - RMA (U.S.) Realty LLC (Delaware)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - S-8025 Holdings Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)

62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.09% - 7420928 Manitoba Limited Partnership (88.57% owned by The Canada Life Assurance Company and 11.30% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
100.0% - Excel Private Wealth Inc
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - 11658735 Canada Inc.
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - Odyssey Financial Group Inc./Groupe Odyssee Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Henderson GP ULC
0.01% - Henderson Structured Settlements LP (99.9% held by Financial Horizons Incorporated)
99.9% - Henderson Structures Settlements LP (0.01% held by Henderson GP ULC)
100.0% - Canada Life Capital Corporation, Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - Canada Life Reinsurance International Ltd.
100.0% - The Canada Life Group (U.K.) Limited

80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
100.0% - Canada Life Irish Holding Company Limited
26.9% - JDC Group AG
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by The Canada Life Group (U.K.) Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited
21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Hotel Operations (Walsall) Limited
100.0% - Hotel Operations (Cardiff) Limited

100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Albany Life Assurance Company Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - MGM Advantage Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited
28.0% - Springvale Management Company Limited
11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Management (U.K.) Limited
100.0% - Canada Life Services (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Holdings (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - ILHAWK Limited
100.0% - Ark Life Assurance Company dac
50.0% - Vigo Health Limited
100.0% - ILGAPT Limited
100.0% APT Workplace Pension Ltd.
100.0% APT Wealth Management Ltd.
100.0% APTFS Nominees Ltd.
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
49.0% - Affinity First Limited (51.0% interest unknown)
100.0% - Vestone Ltd.

100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Insurance Services Limited
100.0% EIS Financial Services Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Irish Holdings Unlimited Company
75.0% - 1939 ILIV Consulting Limited
100.0% - Invesco Limited
100.0% - City Life Limited
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Irish Life Trustee Services Limited
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
52.8% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - Trabaja Reinsurance Company Ltd.
100.0% - London Life and Casualty (Barbados) Corporation
100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
45.0% - Wealthsimple Europe S.á.r.l.
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple Germany GmbH
100.0% - Wealthsimple Technologies Europe
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
100.0% - Canada Life Capital Bermuda II Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)

100.0% - CL 22 Chapel GP Inc.
0.001% - CL 22 Chapel LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 22 Chapel GP (0.001%owned by CL 22 Chapel GP Inc.)
100.0% - CL Eastlake GP Inc.
0.001% - CL Eastlake LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Eastlake LP (0.001% owned by CL Eastlake GP Inc.)
100.0% - CL Lago GP Inc.
0.001% - CL Lago LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL Lago LP (0.001% owned by CL 22 Chapel GP Inc.)
100.0% - CL 2505 Bruckner GP Inc.
0.001% - CL 2505 Bruckner LP (99.99% owned by The Canada Life Assurance Company)
99.99% - CL 2505 Bruckner LP (0.001% owned by CL 2505 Bruckner Inc.)
100.0% - The Canada Life Insurance Company of Canada
6.07%- 7420928 Manitoba Limited Partnership (93.91% limited partner interest held by The Canada Life Assurance Company; 7419521 Manitoba Ltd. holds 0.02% interest)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - 13533514 Canada Inc.
100.0% - Neil & Associates (2006) Inc.
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)
100.0% - GWL THL Private Equity II Inc.
16.0% - 2148902 Alberta Ltd. (85% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
1 00.0% - T.H. Lee Interests
100.0% - CL Capital Management (Canada), Inc.

100.0% - Canada Life Mortgage Services Ltd.
11.8% - GWL THL Private Equity I Inc. (29.4% owned by The Canada Life Assurance Company, 58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
100.0% - Great-West Investors Holdco Inc.
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
61.721% - IGM Financial Inc. (direct and indirect 65.559%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - 6460675 Manitoba Ltd.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Investments Charitable Foundation
14.28% - Strategic Charitable Giving Foundation
100.0% - Mackenzie Financial Capital Corporation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation

100.0% - Mackenzie U.S. Fund Management Inc.
13.9% - China Asset Management Co., Ltd.
80.0% - 11249185 Canada Inc.
100.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
100% - Northleaf Mid-Market Infrastructure Partners GP Ltd.
100% - Northleaf SH288 GP Ltd.
100% - Northleaf/SYD GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VII GP Ltd.
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100% - NCP NWP US GP Ltd.
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
100% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100% - Northleaf/PRD Holdco GP Ltd.
100% - Northleaf/PRD GP Ltd.
100% - Northleaf Trustees Limited
100% - Northleaf NVCF Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - Northleaf 2013-2014 Holdings Ltd.
100% - Northleaf PE GP Ltd.
100% - NCP 2015 Canadian Holdings Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP GP Ltd.
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
49% - Northleaf NICP Holdings GP Ltd.
100% - SW Holdings GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.

100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
100% - Northleaf 1608 II Holdings Ltd.
100% - Northleaf NVCF II Holdings Ltd.
100% - Northleaf 2017-2018 PE Holdings Ltd.
100% - Northleaf 1855 Holdings Ltd.
49% - Northleaf Star Holdings GP Ltd.
100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf NPC I Holdings Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - Northleaf NICP III Holdings Ltd.
100% - Northleaf CFOF Class C 2019 Ltd.
100% - Northleaf 010 II Holdings Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
100% - Northleaf NCO Holdings Ltd.
100% - Northleaf NPE VIII Holdings Ltd.
100% - Northleaf NSP III Holdings Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - 1223593 Canada Inc.
100.0% - GLC Asset Management Group Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Estate Services Inc.
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
18.54% - Portag3 Ventures LP
19.82% - Springboard LP

55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.80% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
16.55% - Portage Ventures III LP
14.60% - Conquest Planning Inc.

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
44.2% Groupe Bruxelles Lambert (29.1% in capital)
0.9% - Groupe Bruxelles Lambert (1.1% in capital)
0.9% - Umicore SA
19.8% - Ontex NV
12.6% - Pernod Ricard SA (7.6% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
95.0% - FINPAR VI SRL
0.1% - Groupe Bruxelles Lambert
0.3% - Marnix Lux SA
98.6% - FINPAR VII SRL
0.4% - Groupe Bruxelles Lambert (0.3% in capital)
4.9% - GfG Topco S.a.r.l.
1.2% - Sagerpar SA
100.0% - Belgian Securities BV
67.3% - Imerys (54.6% in capital)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA
100.0% - URDAC SA

0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
2.8% - Groupe Bruxelles Lambert
100.0% - GBL O
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Verwaltung SA
100.0% - GBL Investments Limited
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.1% - SGS
100.0% - Eliott Capital S.á.r.l.
100.0% - Sienna Capital S.á.r.l
100.0% - Sienna Capital Management SA
100.0% - Sienna Capital London Ltd.
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - L’Etoile Properties Partner JV B.V.
100.0% - Sienna Capital Opportunity GP S. à .r.l.
50.0% - Avanti Acquisition GP S. à .r.l
100.0% - Sienna Capital Invest GP S.à.r.l.
100.0% - Sienna IM Digital GP S.à.r.l.
100.0% - Sienna Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.7% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.4% - Sagard 3 FPCI
22.1% - Sagard 4A FPCI/Sagard 4B FIPS
42.7% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI
35.6% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
38.0% - Marcho Partners Feeder Fund ICAV
95.3% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
28.2% - C2 Capital Global Export-to-China Fund, L.P.
10.3% - Globality, Inc.
20.3% - HCM IV, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)

17.3% - Innovius Capital Fund I, L.P.
14.8% - 468 Capital II GmbH & Co. KG
100.0% - Sienna Capital US LLC
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital Opportunity Carry SCSp
100.0% - Sienna Capital Opportunity Fund SCSp
100.0% - SC Opportunity Master S.a.r.l.
100.0% - Sienna Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Ergon Capital Partners SA
50.0% - Ergon Capital Partners II SA
89.9% - Ergon Capital Partners III SA
34.4% - Ergon Capital Partners IV, SCSp
15.9% - Ergon Opseo Long Term Value Fund SCSp
17.2% - Ergon SVT Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
34.9% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - Sienna IM Digital Bonds SCA SICAV RAIF
100.0% - Sienna IM Digital Bonds SCSp
50.0% - Avanti Acquisition SCSp
20.0% - Avanti Acquisition Corp.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
23.1% - Piolin II S.á.r.l
100.0% - Piolin Bidco SAU
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
95.1% - GfG Topco S.á.r.l
86.4% - GfG Capital S.á.r.l
55.5% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
50.0% - GoForGold Verwaltungs GmbH
100.0% - GoForGold Coinvest CmbH & Co KG
4.5% - GoForGold Holding GmbH
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA

5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
100.0% - Vancouver Capital S.á.r.l
15.6% - Stan Holding SAS
99.0% - Voodoo SAS
100.0% - Altitude Holdco S.á.r.l
100.0% - Altitude Capital S.á.r.l
100.0% - Sapiens S.á.r.l
58.6% – Marnix Lux SA
100.0% - Marnix French ParentCo SAS
100.0% - Marnix French TopCo SAS
100.0% - Marnix SAS
100.0% - Courcelles Lux S.á.r.l
100.0% - Wowholdco SAS
100.0% - Webhelp SAS
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
13.9% - China Asset Management Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - SVRE Management Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4190297 Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
50.0% - 1004096 Canada Inc. (“workopolis”)

100.0% - Power Sustainable Capital Inc.
100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - PSEIP Carry Holding LP
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP Carry Canada Inc
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC (Delaware)
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
64.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC (Delaware)
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership
100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP

100.0% - Sequoia Energy US Inc.
100.0% - Potentia Renewables 15 GP Inc.
100.0% - Potentia Renewables 15 Limited Partnership
100% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% Affinity Wind GP Inc.
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
75.0% - Pockwock Wind LP
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Potentia Reneawables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100/0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tendors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - 2886075 Ontario Inc.
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc. (Delaware)
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc. (Delaware)
100.0% - PSEIP Carry US GP Inc. (Delaware)
100.0% - PSEIP Carry US LP
100.0% - Power Pacific Investment Management Inc.

100.0% - Power Pacific China A-Shares Core Strategy GP Inc.
100.0% - Power Pacific China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Pacific Opportunity Funds ICAV
100.0% - Power Pacific China A-Shares Core Strategy (US) GP LLC (Delaware)
100.0% - Power Pacific China A-Shares Core Strategy (US) Fund LP (Delaware)
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
4.778% - Bellus Health Inc.
25.0% (voting) - 9314-0093 Québec Inc. (formerly Club de Hockey Les Remparts de Québec Inc.)
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
100.0% - PR International Holdings Corp.
35.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Stirling Wind Project Ltd.
100.0% - Stirling Wind Project LP
75.0% - Stirling Renewable Energry Limited Partnership
100.0% - Emerald Solar Energy, SRL
50.0% - Soluciones de Energoa Alterna, S.L.
100.0% - Jenner Sponsor LP
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdins Corp
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
85.0% - Reliant First Nation Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership
100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar 14 Limited Partnership

100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Construction Agent 4 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - Potentia Energy GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Services GP Inc.
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.
100.0% - QS1 2012 GP Inc.
100.0% - QS4 2012 GP Inc.
100.0% - QS15 2012 GP Inc.
100.0% - SE 2012 GP Inc.
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
100.0% - SE9 2013 GP Inc.

100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solexica Energy GP5 Inc.
100.0% - ME3 2012 GP Inc.
100.0% - ME10 2012 GP Inc.
100.0% - ME11 2012 GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services LP
100.0% - SE 2011 LP
100.0% - GS 2013 LP
100.0% - SE7 2013 GP Inc.
49.98% - QS1 2012 LP
49.985% - QS4 2012 LP
49.985% - QS15 2012 LP
49.99% - SE 2012 LP
49.99% - SE2 2013 LP
49.99% - SE 5 2013 LP
40.0% - SE7 2013 LP
80.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 LP
49.99%- ME3 2012 LP
42.5% - ME10 2012 LP (42.5% Potentia Reneables Inc.)
49.99% - ME11 2012 LP
99.99% - Solexica Energy LP
85.0% - Solexica Solar Brampton GP
100.0% - Potentia Renewable Developments, LLC
100.0% - Golden Sounth Wind GP Inc.
100.0% - Golden South Wind LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
50.0% - Pokeshaw Windfarm Limited Partnership
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Seller 2020
100.0% - ISM Solar Cranston
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC

100.0% - Plato CSG, LLC
35.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% Nautilus Sponsor Member 2021 LLC
100.0% Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Hazelnut Solar, LLC
100.0% - NPF Solar, LLC
100.0% - NSE Beacon Solar, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.
100.0% - Bright Oak Solar LLC
100.0% - River Valley Solar LLC
100.0% - Fryeburg Solar. LLC
100.0% - Sanford Solar LLC
100.0% - Wells Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Cape Cod Solar IV, LLC
100.0% - NSE Duxbury Solar, LLC
100.0% - NSE Solar #1032, LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Renew Solar RI Hanton City LLC
100.0% - Renew Solar RI Ashaway LLC
100.0% - Renew Solar RI NEM LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 35, LLC
100.0% - Solar Club 15, LLC
100.0% - Solar Club 20, LLC
100.0% - Solar Club 23 LLC
100.0% - Solar Club 28 LLC
100.0% - Red Wing Solar 3 LLC
100.0% - Solar Club 30 LLC

100.0% - Solar Club 10 LLC
100.0% - NSE Sackets Solar, LLC
100.0% - Tiffany Energy LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - ISM Solar Town House, LLC
100.0% - ISM Solar Quarry, LLC
100.0% - Lion One, LLC
100.0% - Bear One, LLC
100.0% - Maverick One, LLC
100.0% - Indian One, LLC
100.0% - Mustang One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Nautilus Helios Solar Torsk, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Pivot Solar 1, LLC
100.0% - Pivot Solar 2, LLC
100.0% - Pivot Solar 3, LLC
100.0% - Pivot Solar 4, LLC
100.0% - Pivot Solar 7, LLC
100.0% - Pivot Solar 8, LLC
100.0% - Pivot Solar 14, LLC
100.0% - Pivot Solar 15, LLC
100.0% - BD Solar Oakland, LLC
100.0% - BD Solar North Bridgton, LLC
100.0% - BD Solar Brewer LLC
100.0% - Meeting House Solar LLC
100.0% - West Deming Solar Project, LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC
100.0% - Sabattus SB01, LLC
100.0% - Washington WS03, LLC
100.0% – NS Belle Mead, LLC [100.0% of Class B Membership Interests]
100.0% - NSE KAM MM Holdco, LLC
100.0% Virgo KAM Holdco, LLC (class B units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco LLC (class B units)
100.0% - VH West Brookfield LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% – VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC

100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - Nautilus Helios Solar Blackpoint, LLC
100.0% - TPE King Solar Holdings1, LLC
100.0% - TPE King Solar Holdings2, LLC
100.0% - Nautilus Solar Term Holdco LLC
100.0% - NSE Goat Island MM Holdco, LLC
1.0% Virgo Goat Island Holdco, LLC
100.0% Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco LLC
1.0% Hopkins Hill Solar Lessee LLC
10.0% - Hopkins Hill Solar Lessor Holdco LLC (90% Nautilus Hopkins Hill MM Holdco LLC)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC (Class B)
100.0% - Hollygrove Solar LLC
100.0% - Howland Solar LLC
100.0% - Pearl Solar LLC
100.0% - Pearl Solar II LLC
100.0% - FFP Schagticoke Project 1
100.0% - FFP Schenectady Project 1 LLC
100.0% - FFP Watertown Project 1 LLC
100.0% - FFP Guilderland Project 1 LLC
100.0% - Aegis Solar LLC
100.0% - FFP Fund II Partnership2, LLC (Class B units)
100.0% - FFP Bethlehem Project 1 LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar LLC
100.0% - Dover Solar LLC
100.0% - Ellsworth Solar LLC
100.0% - Ellsworth Solar II LLC
100.0% - Frog Hollow Solar LLC
100.0% - Howell Solar LLC
100.0% - FFP Owings Mills Project 1 LLC
100.0% - FFP Snow Hill Project 1 LLC
100.0% - FFP PGC18 Project LLC
100.0% - FFP Solar Holdings LLC

54.43% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.
100.0% - Sternberg Lanterns, Inc.
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
35.42% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
100.0% - PFC Ventures Inc.
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.80% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Canadian ShareOwner Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.
50.01% - Wealthsimple Europe S.a.r.l (44.20% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - Wealthsimple GmbH
100.0% - Wealthsimple Technologies Europe Ltd
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - OrderUp Technologies Inc.
100.0% - Springboard II LP
16.4743% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
66.649% - Great-West Lifeco Inc. (65% in voting)
8.47% - Sagard Holdings Management Inc.
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
78.63% - Sagard Holdings Management Inc.
100.0% - GWL Realty Advisors U.S. Inc.

100.0% - EverWest Property Services, LLC
100.0% - EverWest Property Services of Arizona, LLC
100.0% - EverWest Advisors LLC
100.0% - EverWest Advisors AZ, LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.2% - Grayhawk Investment Strategies Inc. (48.1% fully diluted equity)
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP
100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard S.A.S.
100.0% - Sagard EMD Inc.
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Fund
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Fund (Cayman)
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Royalty Fund
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
1.15% - Albert Corporation
0.85% - Clark (FL Fintech E GmbH)
13.75% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership
1.41% - Nesto Inc.

100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
12.66% - Albert Corporation
31.6573% - Koho Financial Inc.
14.94% - Clark (FL Fintech E GmbH)
13.20% - Socotra Inc.
16.99% - Fondeadora Inc.
15.47% - AlpacaDB, Inc.
19.90% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Diagram Ventures Limited Partnership
63.63% - Diagram Ventures II Limited Partnership
12.89% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
14.04% - Hellas Direct
2.26% - 1235304 Canada Inc.
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures Fund II
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures Fund III
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
16.99% - 12835304 Canada Inc.
10.90% - Covey IO Corp.
12.00% - GuarantR, Inc.
11.88% - KikOff Inc.
14.84% - Nesto Inc.
12.77% - HeyMirza Ltd.
13.59% - Listo S.A.S.
9.80% - Wealthier Pty Ltd.
11.11% - Modular Technologies OU
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP
50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (2.67% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies Special L.P.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - Jacmal BV
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC

100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.

Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Provisions exist under the laws of the State of New York and the Bylaws of Great-West of New York whereby Great-West of New York may indemnify a director, officer or controlling person of Great-West of New York against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:
New York Business Corporation Law
Section 719. Liability of directors in certain cases
(a)
Directors of a corporation who vote for or concur in any of the following corporate actions shall be jointly and severally liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action:

(1)
The declaration of any dividend or other distribution to the extent that it is contrary to the provisions of paragraphs (a) and (b) of section 510 (Dividends or other distributions in cash or property).

	(2)	The purchase of the shares of the corporation to the extent that it is contrary to the provisions of section 513 (Purchase or redemption by a corporation of its own shares).
(3)
The distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation, excluding any claims not filed by creditors within the time limit set in a notice given to creditors under articles 10 (Non-judicial dissolution) or 11 (Judicial dissolution).

	(4)	The making of any loan contrary to section 714 (Loans to directors).
(b)
A director who is present at a meeting of the board, or any committee thereof, when action specified in paragraph (a) is taken shall be presumed to have concurred in the action unless his dissent thereto shall be entered in the minutes of the meeting, or unless he shall submit his written dissent to the person acting as the secretary of the meeting before the adjournment thereof, or shall deliver or send by registered mail such dissent to the secretary of the corporation promptly after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. A director who is absent from a meeting of the board, or any committee thereof, when such action is taken shall be presumed to have concurred in the action unless he shall deliver or send by registered mail his dissent thereto to the secretary of the corporation or shall cause such dissent to be filed with the minutes of the proceedings of the board or committee within a reasonable time after learning of such action.

(c)
Any director against whom a claim is successfully asserted under this section shall be entitled to contribution from the other directors who voted for or concurred in the action upon which the claim is asserted.

(d)	Directors against whom a claim is successfully asserted under this section shall be entitled, to the extent of the amounts paid by them to the corporation as a result of such claims:

(1)
Upon payment to the corporation of any amount of an improper dividend or distribution, to be subrogated to the rights of the corporation against shareholders who received such dividend or distribution with knowledge of facts indicating that it was not authorized by section 510, in proportion to the amounts received by them respectively.

(2)
Upon payment to the corporation of any amount of the purchase price of an improper purchase of shares, to have the corporation rescind such purchase of shares and recover for their benefit, but at their expense, the amount of such purchase price from any seller who sold such shares with knowledge of facts indicating that such purchase of shares by the corporation was not authorized by section 513.

(3)
Upon payment to the corporation of the claim of any creditor by reason of a violation of subparagraph
(a)(3), to be subrogated to the rights of the corporation against shareholders who received an improper distribution of assets.

(4) Upon payment to the corporation of the amount of any loan made contrary to section 714, to be subrogated to the rights of the corporation against a director who received the improper loan.
(e)	A director shall not be liable under this section if, in the circumstances, he performed his duty to the corporation under paragraph (a) of section 717.
(f)	This section shall not affect any liability otherwise imposed by law upon any director.
Section 720. Action against directors and officers for misconduct.
(a)	An action may be brought against one or more directors or officers of a corporation to procure a judgment for the following relief:
	(1)	Subject to any provision of the certificate of incorporation authorized pursuant to paragraph (b) of section 402, to compel the defendant to account for his official conduct in the following cases:
		(A)	The neglect of, or failure to perform, or other violation of his duties in the management and disposition of corporate assets committed to his charge.
		(B)	The acquisition by himself, transfer to others, loss or waste of corporate assets due to any neglect of, or failure to perform, or other violation of his duties.
(C)
In the case of directors or officers of a benefit corporation organized under article seventeen of this chapter: (i) the failure to pursue the general public benefit purpose of a benefit corporation or any specific public benefit set forth in its certificate of incorporation; (ii) the failure by a benefit corporation to deliver or post an annual report as required by section seventeen hundred eight of article seventeen of this chapter; or (iii) the neglect of, or failure to perform, or other violation of his or her duties or standard of conduct under article seventeen of this chapter.

	(2)	To set aside an unlawful conveyance, assignment or transfer of corporate assets, where the transferee knew of its unlawfulness.
	(3)	To enjoin a proposed unlawful conveyance, assignment or transfer of corporate assets, where there is sufficient evidence that it will be made.
(b)
An action may be brought for the relief provided in this section, and in paragraph (a) of section 719 (Liability of directors in certain cases) by a corporation, or a receiver, trustee in bankruptcy, officer, director or judgment creditor thereof, or, under section 626 (Shareholders' derivative action brought in the right of the corporation to procure a judgment in its favor), by a shareholder, voting trust certificate holder, or the owner of a beneficial interest in shares thereof.

(c)	This section shall not affect any liability otherwise imposed by law upon any director or officer.

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.
The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Section 722. Authorization for indemnification of directors and officers.
(a)
A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding
(other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)
The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)
A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d)
For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.
(a)
A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b)
Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1)
By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

	(2)	If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs;
(A)
By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or

		(B)	By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.
(c)
Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.
(a)
Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722
(Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

	(1)	In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or
(2)
To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b)
The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.

(c)
Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys’ fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.

Section 725. Other provisions affecting indemnification of directors and officers.
(a)
All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.

(b)	No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:
	(1)	That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;
(2)
That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-
law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3)
If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c)
If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d)
If any action with respect to indemnification of directors and officers is taken by way of amendment of the bylaws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e)
Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f)
The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.
(a)
Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:
(1)	To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

	(2)	To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and
(3)
To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of financial services, for a retention amount and for co-insurance.

(b)	No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:
(1)
if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

	(2)	in relation to any risk the insurance of which is prohibited under the insurance law of this state.
(c)	Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.
(d)
The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e)
This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

Bylaws of Great-West of New York
ARTICLE II, SECTION 11. Indemnification of Directors. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors, and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee, or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter, or thing whatsoever, made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges, and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges, or expenses as are occasioned by acts or omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person personally gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis and within the same constraints as described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Financial Services pursuant to Section 1216 of the New York Insurance Law.
Item 31. Principal Underwriter
(a)
GWFS Equities, Inc. (“GWFS”) is the distributor of securities of the Registrant. Including the Registrant,
GWFS serves as distributor or principal underwriter for Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of GWL&A, Retirement Plan Series Account of
GWL&A, Variable Annuity-8 Series Account of GWL&A and Variable Annuity-8 Series Account of
GWL&A of New York.

(b)	Directors and Officers of GWFS:

Name	Principal Business Address	Positions and Offices with Underwriter
C.E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
S.E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
R.H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
W.J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
D.A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
J.M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
R.L. Logsdon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President, Counsel, and Secretary
R.M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
K.I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
M.J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
B.R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Assistant Secretary

(c)	Commissions and other compensation received by Principal Underwriter, directly or indirectly, from the Registrant during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
GWFS	-0-	-0-	-0-	-0-
Item 32. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through the Depositor, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
The Depositor, Great-West Life & Annuity Insurance Company of New York, represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West Life & Annuity Insurance Company of New York.
Item 35. Other Undertakings and Representations
Great-West Life & Annuity Insurance Company represents that the no-action letters issued by the staff of the Division of Investment Management of the Securities and Exchange Commission on November 28, 1988, to the American Council of Life Insurance, and on August 30, 2012, to ING Life Insurance Company, are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, and State of Colorado on this 29th day of April, 2022.
VARIABLE ANNUITY-8 SERIES ACCOUNT (Registrant)
By:	/s/ Andra S. Bolotin
Andra S. Bolotin President and Chief Executive Officer of Great- West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK (Depositor)
By:	/s/ Andra S. Bolotin
Andra S. Bolotin President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ R. Jeffrey Orr	Chairman of the Board	April 29, 2022
R. Jeffrey Orr*
/s/ Andra S. Bolotin	President and Chief Executive Officer	April 29, 2022
Andra S. Bolotin*
/s/ Kara S. Roe	Principal Financial Officer, Principal Accounting Officer and Treasurer	April 29, 2022
Kara S. Roe*
/s/ Marcia D. Alazraki	Director	April 29, 2022
Marcia D. Alazraki*
/s/ John L. Bernbach	Director	April 29, 2022
John L. Bernbach*
/s/ André R. Desmarais	Director	April 29, 2022
André R. Desmarais*
/s/ Paul G. Desmarais, Jr.	Director	April 29, 2022
Paul G. Desmarais, Jr.*
/s/ Stuart Z. Katz	Director	April 29, 2022
Stuart Z. Katz*
/s/ T. Timothy Ryan, Jr.	Director	April 29, 2022
T. Timothy Ryan, Jr.*

Signature		Title	Date
/s/ Jerome J. Selitto		Director	April 29, 2022
Jerome J. Selitto*
/s/ Brian E. Walsh		Director	April 29, 2022
Brian E. Walsh*

*By:	/s/ Kirsty M. Lieberman	*Attorney-in-fact pursuant to Power of Attorney	April 29, 2022
Kirsty M. Lieberman